LOGO: NUVEEN Investments


SEMIANNUAL REPORT December 31, 2000

Municipal Closed-End Exchange Traded Funds

Dependable, tax-free income to help you keep more of what you earn.

NEW JERSEY
NQJ
NNJ
PENNSYLVANIA
NQP
NPY


Photos of: Adults and children

INVEST WELL.

LOOK AHEAD.

LEAVE YOUR MARK.(SM)

Credit Quality
           HIGHLIGHTS As of December 31, 2000

PIECHART:
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ)
AAA/U.S. Guaranteed                      68%
AA                                       14%
A                                         8%
BBB                                       3%
NR                                        5%
Other                                     2%

PIECHART:
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
AAA/U.S. Guaranteed                      68%
AA                                       10%
A                                        18%
NR                                        3%
Other                                     3%

PIECHART:
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)
AAA/U.S. Guaranteed                      78%
AA                                       12%
A                                         7%
BBB                                       3%

PIECHART:
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
AAA/U.S. Guaranteed                      76%
AA                                        8%
A                                         6%
BBB                                       6%
NR                                        3%
Other                                     1%


    CONTENTS

  1 Dear Shareholder

  3 Portfolio Managers' Comments

  7 NQJ Performance Overview

  8 NNJ Performance Overview

  9 NQP Performance Overview

 10 NPY Performance Overview

 11 Shareholder Meeting Report

 13 Portfolio of Investments

 32 Statement of Net Assets

 33 Statement of Operations

 34 Statement of Changes in Net Assets

 36 Notes to Financial Statements

 41 Financial Highlights

 44 Build Your Wealth Automatically

 45 Fund Information



--------------------------------------------------------------------------------
COMPOUND YOUR WEALTH - AUTOMATICALLY
All Nuveen Municipal Closed-End ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.



For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Dear
     SHAREHOLDER


Photo of: Timothy R. Schwertfeger
Chairman of the Board



SIDEBAR TEXT: " A WELL-BALANCED PORTFOLIO CAN HELP YOU REDUCE YOUR INVESTMENT RISKS."



One of the primary goals of your Nuveen Fund is to provide you with attractive, dependable tax-free income from a quality portfolio. I am pleased to report that over the period covered by this report your Fund has continued to meet these objectives. I urge you to read the Portfolio Managers' Comments and Performance Overview pages included in this report, which provide more details about Fund results, how they were achieved, and how the Funds are trying to position themselves for the future.

The uncertain markets of this past reporting period also remind us of another important reason for investing in Nuveen Funds. In times such as these, your Nuveen Fund can help bring a measure of diversification to your overall portfolio and serve as a useful counterbalance to other holdings. A well-balanced portfolio can help you reduce your investment risks and provide one of the keys to strong long-term performance.

Invest Well. Look Ahead. Leave Your Mark.

At Nuveen, we believe that investors should focus not only on investments that can help them accumulate wealth, but also on the plans and services that can help preserve that wealth and pass it along to future generations. This long-term perspective is an integral part of our portfolio management strategies, our insistence on quality, and our desire to provide investments that can withstand the test of time.

In establishing a program tailored to your needs, the sound ongoing advice and disciplined focus provided by a trusted financial advisor can be an invaluable resource, enabling you to make wise investment decisions and build a program that can result in a lasting legacy.

For more than a century, Nuveen has offered quality investments to those who recognize and embrace the need for building, preserving and managing wealth. All of us at Nuveen are dedicated to working with you and your financial advisor to provide the services, products, perspectives, and solutions that can help you meet your personal and family financial goals, now and for years to come. We thank you for your continued confidence.



Sincerely,


/s/Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

February 16, 2001



Sidebar text: "IN ESTABLISHING A PROGRAM TAILORED TO YOUR NEEDS, THE SOUND ONGOING ADVICE AND DISCIPLINED FOCUS PROVIDED BY A TRUSTED FINANCIAL ADVISOR CAN BE AN INVALUABLE RESOURCE."

Nuveen New Jersey and Pennsylvania Closed-End Exchange-Traded Funds (NQJ, NNJ, NQP, NPY)

Portfolio Managers'
                        COMMENTS

Portfolio managers Tom Futrell and Tom O'Shaughnessy discuss national and state economic conditions, key investment strategies, and the performance of the Nuveen Closed-End Exchange-Traded Funds for New Jersey and Pennsylvania. Tom Futrell assumed portfolio management responsibility for NQJ and NNJ in 1998, while Tom O'Shaughnessy has managed NQP since its inception in 1991 and NPY since 1995.

WHAT MAJOR FACTORS AFFECTED THE U.S. ECONOMY AND
THE MUNICIPAL MARKET OVER THIS REPORTING PERIOD?

The major factor affecting the fixed-income markets has been Federal Reserve policy. During the period covered by this report, the federal funds target rate was 6.50%, the highest level in almost a decade. As evidence mounted that the Fed's objective to slow the economy might be working, there was a growing debate about whether the time had come to start cutting interest rates.

Shortly after the close of the reporting period, the Fed moved to lower interest rates by 50 basis points, the first such move since the Asian financial crisis in late 1998. The Fed made a second 50 basis point cut at the end of January 2001. The current consensus among many market observers is that the Fed will continue to ease rates if a significant economic slowdown remains possible.

In the municipal market, signs of economic slowing and tighter new issue supply helped many bonds perform well. During 2000, new issue supply of municipal bonds totaled $199 billion nationwide, down 12% from 1999 levels. Part of this decline stemmed from higher rate concerns earlier in the year, which made it less attractive for some issuers to offer bonds. In addition, generally favorable economic conditions in most cities and states enabled many issuers to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

At the same time, demand for municipal bonds continued to be strong from individual investors looking for diversification, income and an alternative to a volatile stock market. As a result, municipal bond prices were higher and yields lower at the end of 2000 when compared with the end of 1999. Nevertheless, municipals still represented good value. As of December 31, 2000, long-term municipal yields were more than 100% of 30-year Treasury yields, compared with 96% in December 1999 and the historical average of 86% for the period 1986-1999.


WHAT ABOUT THE ECONOMIC AND MARKET
ENVIRONMENT IN THESE TWO STATES?

TOM FUTRELL: Unlike the decline in supply seen in the national municipal market in 2000, total issuance in New Jersey remained relatively unchanged from 1999 levels, with $8.5 billion in new supply. Some of this stability can be attributed to the fact that two of the nation's top issuers last year were located in the state: the New Jersey Turnpike Authority, with $1.87 billion, and the New Jersey Transit Corporation with $1.77 billion. Over the past year, the New Jersey economy continued to demonstrate strong growth, with employment increasing across all sectors except manufacturing and utilities. However, tighter labor markets are expected to curtail this growth somewhat over the near term. New Jersey's real estate market continued to expand, driven by strong commercial construction, as New York companies relocated some operations to the state. Following approval of a major tax break aimed at attracting financial firms, this trend is expected to continue with Chase Manhattan and Goldman Sachs both recently announcing plans to move to the Jersey City area.

TOM O'SHAUGHNESSY: In Pennsylvania, municipal issuance for 2000 totaled only $6.6 billion, down almost 42% from 1999 levels. Over the past year, Pennsylvania's economy began to show signs of slowing due to weakness in the retail trade, service and construction industries. To counteract this trend, Pennsylvania officials took a proactive approach by reducing business taxes to make the commonwealth more competitive in attracting businesses that wish to relocate. One sector of the Pennsylvania economy that did demonstrate growth in 2000 was technology, as venture capital investments in the commonwealth increased 400% in the first half of the year. By the end of the third quarter, the infusion of venture capital totaled approximately $345 million, which ranked the commonwealth 11th in the nation. Despite anticipated growth in the high-tech, financial, insurance and real estate sectors, Pennsylvania's overall economy is expected to slow further due to continued weakness in housing and retail sales. However, even with the current slowdown, the skill level of Pennsylvania's workforce has enabled personal income growth to remain strong.


HOW DID THESE NUVEEN FUNDS
PERFORM OVER THE PAST 12 MONTHS?

For the 12 months ended December 31, 2000, the Nuveen Closed-End Exchange-Traded Funds for New Jersey and Pennsylvania produced total returns on net asset value
(NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the appropriate Lipper Peer Group2 are also presented.



             Market         Total Return       Lehman       Lipper
              Yield               on NAV Total Return(1)  Average(2)
----------------------------------------------------------------------
                                  1 Year        1 Year      1 Year
                   Taxable-        Ended         Ended       Ended
      12/31/00  Equivalent(3)   12/31/00      12/31/00    12/31/00
----------------------------------------------------------------------

NQJ      5.81%        9.01%       12.11%        11.68%      17.85%
----------------------------------------------------------------------

NNJ      5.59%        8.67%       15.66%        11.68%      17.85%
----------------------------------------------------------------------

NQP      6.63 %       9.90%       10.82%        11.68%      15.70%
----------------------------------------------------------------------

NPY      6.03%        9.00%       16.26%        11.68%      15.70%
----------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Early in the year, as the Fed's interest rate hikes pushed yields higher, municipal bond prices underwent a corresponding drop. Over the summer, however, the tight supply of new municipal issues and generally favorable technicals helped to prompt a shift in market outlook, rallying the municipal market and boosting the prices of many bonds. The Funds' participation in the recovery of the municipal market is reflected in the total returns on NAV listed in the table on this page, which show dramatic improvement over the performance results presented in the Funds' annual report last June.

WERE THE FUNDS' DIVIDENDS AFFECTED
BY THE MARKET ENVIRONMENT?

Over the past 12 months, NQJ's shorter duration4 helped to protect the Fund's income stream in a changing interest rate environment. As of December 31, 2000, this Fund had provided shareholders with 26 consecutive months of steady dividends. The other three Funds, however, were less tolerant of interest rate changes over the past 12 months. All four of the Funds covered in this report use leverage as a way to potentially enhance the dividends paid to common shareholders. The extent of this benefit is tied in part to the short-term rates that the Funds pay their MuniPreferred(R) shareholders. When short-term rates rise, the Funds must pay out more income to preferred shareholders, decreasing the amount of income available for common shareholders.

As the Federal Reserve raised short-term rates between June 1999 and May 2000, these increases had a corresponding impact on short-term municipal rates. In Pennsylvania, the increase in short-term municipal rates was large enough to cause a decrease in the common share dividends of NQP and NPY in June 2000. In NNJ, the Fund's longer duration4 resulted in more portfolio impact from interest rate movements and, ultimately, led to dividend cuts. Despite the dividend adjustments in these three Funds, all of the Funds continued to provide competitive market yields, as shown in the earlier table.

Recently, interest rate cuts by the Federal Reserve have helped cause the slope of the municipal yield curve to become very steep. Lower rates for shorter-maturity municipal securities could have beneficial effects on the dividend stability of these leveraged Funds going forward by reducing the amount the Funds pay their MuniPreferred(R) shareholders, which may leave more Fund earnings to support common share dividends.



1 The Funds' performances are compared with that of the national Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of NQJ and NNJ are compared with the average annualized return of the ten funds in the Lipper New Jersey Municipal Debt Funds category, while the returns of NQP and NPY are compared with the average return of the nine funds in the Lipper Pennsylvania category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen fund on an after-tax basis. The taxable-equivalent yield is based on the fund's market yield on the indicated date and a federal income tax rate of 31% plus the applicable state income tax rate. The combined federal and state tax rates used in this report are as follows: New Jersey 35.5% and Pennsylvania 33%.

4 Duration is a measure of a Fund`s NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

WHAT ABOUT THE FUNDS'
SHARE PRICE PERFORMANCE?

During the first part of 2000, uncertainties about inflation and interest rates, coupled with investors' focus on equity market performance, tended to dampen interest in most fixed-income products. The lack of demand put pressure on the prices of many municipal bond investments. In recent months, as the bond market showed signs of recovery and the stock market continued to be volatile, many investors once again appeared to be considering tax-free fixed-income alternatives. As a result, the share prices of these Funds generally improved (see the charts on the individual Performance Overview pages).

As New Jersey investors recognized this opportunity, robust demand for NQJ moved its discount (share price below NAV) to a premium (share price above NAV), while NNJ's discount narrowed substantially over the past 12 months. Although we also saw increased investor interest in Pennsylvania that helped support share prices, demand lagged the rise in value of the bonds held by NQP and NPY, leading to wider discounts on these two Funds by the end of 2000 than those of a year earlier. With the market prices of NNJ, NQP, and NPY lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of their Nuveen Fund.


WHAT KEY STRATEGIES WERE USED TO
MANAGE THESE FUNDS DURING THE YEAR
ENDED DECEMBER 31, 2000?

Despite a slow start, the past year turned out to be generally positive for the fixed-income markets, including municipal bonds. As evidenced by their strong 12-month total returns on NAV, these Nuveen Funds were well structured going into this period. Given the tight supply of new issuance during 2000, we found fewer opportunities to make trades that would substantially enhance the Funds' holdings, especially in the Pennsylvania Funds. As opportunities did become available in the market, we focused on strengthening long-term dividend-paying capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

For example, in NQJ and NNJ, we recently leveraged our understanding of the complexities of tobacco-backed bonds, gained through active participation in the offerings of these types of bonds in New York, to purchase bonds issued by Puerto Rico for the Children's Trust Fund. The proceeds from these tobacco bonds, which are secured by Puerto Rico's share of payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states in 1998, are earmarked for children's initiatives in this U.S. commonwealth. These Aa3 rated bonds, which we purchased in late October, offered attractive yields as well as federal and state income tax exemption. If prices remain attractive, we plan to continue to add to our holdings of these bonds in both New Jersey Funds, especially through purchases in the secondary market.

Over the past year, the Nuveen New Jersey Funds also added to their holdings of New Jersey Turnpike Authority bonds, which we believe continued to provide excellent performance potential. As a result of these additions, transportation remained the largest sector holding in NNJ and the second largest in NQJ. Other purchases over the past year also emphasized yield, including student loan revenue bonds with maturities of 15-20 years and some lower investment-grade healthcare bonds. This is an area where we rely on the expertise of Nuveen research analysts, whose careful study enabled us to make the purchases that should enhance Fund income streams over the long term.

In Pennsylvania, the healthcare sector remained challenging, as the situation precipitated by the 1998 bankruptcy of the Allegheny Health and Education Research Foundation (AHERF) continued to evolve. Neither NQP nor NPY owned any AHERF-issued bonds during the period, and given the current environment in this sector of the Pennsylvania market, both Funds focused on simply maintaining their current positions. Overall, the low supply of new issuance contributed to a relatively quiet year in the state's municipal market and little turnover in the portfolios of the Nuveen Pennsylvania Funds.

All four Funds continued to offer excellent credit quality, with between 76% and 90% of their assets invested in bonds rated AAA/U.S. guaranteed and AA as of December 31, 2000. The Funds also had allocations of BBB and non-rated bonds that ranged from 3% to 9%, which generally provided higher yields over the past year.


WHAT IS YOUR OUTLOOK FOR THESE NUVEEN FUNDS?

In general, our outlook for the fixed-income markets over the next 12 months is positive. Current projections call for continued strong demand for municipal bonds, while new municipal issuance nationwide in 2001 is expected to remain under $200 billion. These supply-and-demand dynamics should continue to provide support for the municipal market and municipal bond prices. We will, of course, continue to closely monitor the economy, including the progress of proposed tax reduction plans, and Federal Reserve policy in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, both NNJ and NPY offer excellent levels of call protection over the next two years, with a total of 12% and 17%, respectively, of their portfolios subject to calls during 2001 and 2002. In February 2001, both NQJ and NQP reach the 10-year anniversary of their inceptions, a period when they will see the increased potential for bond calls normally associated with that point of the bond market cycle. Over the next two years, about 44% of NQJ's portfolio is scheduled to be called, while as much as 53% of NQP's portfolio could be affected, depending on market interest rates during this time. In general, we believe these positions are very manageable, and we foresee no problems in working through them.

While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. In NQJ, these strategies include selling pre-refunded bonds with short maturities and reinvesting the proceeds in the longer end of the market. For NQP, municipal supply in Pennsylvania will continue to play a role in our call protection strategies. Although it is still early, we do not expect to see a large increase in issuance in this market in 2001. At the present time, we anticipate holding older bonds with higher yields as long as possible to maximize tax-exempt income and then selling these bonds as they approach their call dates when we can do so without impacting dividends or total return performance.

In addition to bond calls, we plan to continue to focus on strengthening the Funds' dividend-payment capabilities as market conditions allow. Depending on the interest rate environment, bond calls in NQJ and NQP could create opportunities to further enhance the structure of these Funds. As value-oriented investors, we will continue to look for areas of the market that can add value for our shareholders. We believe these Nuveen Funds will continue to serve as a dependable source of tax-free income and portfolio diversification, two essential elements of a comprehensive investment strategy.

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Performance
  OVERVIEW As of December 31, 2000



NQJ


PORTFOLIO STATISTICS
--------------------------------------------------

Inception Date                                2/91
--------------------------------------------------
Share Price                              $15 13/16
--------------------------------------------------
Net Asset Value                             $15.02
--------------------------------------------------
Market Yield                                 5.81%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.42%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)(1)       9.01%
--------------------------------------------------
Fund Net Assets ($000)                    $462,534
--------------------------------------------------
Average Effective Maturity (Years)           16.30
--------------------------------------------------
Leverage-Adjusted Duration                    6.77
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        33.47%        12.11%
--------------------------------------------------
5-Year                         6.52%         5.59%
--------------------------------------------------
Since Inception                6.94%         7.33%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------

U.S.Guaranteed                                 17%
--------------------------------------------------
Transportation                                 17%
--------------------------------------------------
Housing/Multifamily                            12%
--------------------------------------------------
Healthcare                                      9%
--------------------------------------------------
Tax Obligation/General                          8%
--------------------------------------------------


Bar Chart:
2000 Monthly Tax-Free Dividends Per Share

1/00                    0.0765
2/00                    0.0765
3/00                    0.0765
4/00                    0.0765
5/00                    0.0765
6/00                    0.0765
7/00                    0.0765
8/00                    0.0765
9/00                    0.0765
10/00                   0.0765
11/00                   0.0765
12/00                   0.0765



Line Chart:
Share Price Performance
1/7/00                  13.06
                        13.06
                        13.06
                        13.75
                        13.88
                        14
                        13.56
                        13.5
                        13.63
                        13.31
                        13.19
                        13.38
                        13.88
                        13.75
                        13.63
                        13.38
                        13.44
                        13.5
                        13.5
                        13.69
                        13.56
                        14.13
                        14.63
                        14.5
                        14.19
                        14.06
                        14.06
                        14
                        14.19
                        14.44
                        14.81
                        14.5
                        14.75
                        15.13
                        15.19
                        14.94
                        14.56
                        14.38
                        14.56
                        14.75
                        14.5
                        14.31
                        14.25
                        14.75
                        15.13
                        14.56
                        14.63
                        14.94
                        14.75
                        15.38
12/31/00                15.81
Weekly Closing Price

Past performance is not predictive of future results.




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Performance
  OVERVIEW As of December 31, 2000



NNJ


PORTFOLIO STATISTICS
--------------------------------------------------

Inception Date                               12/92
--------------------------------------------------
Share Price                                $14 1/2
--------------------------------------------------
Net Asset Value                             $15.19
--------------------------------------------------
Market Yield                                 5.59%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.10%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)(1)       8.67%
--------------------------------------------------
Fund Net Assets ($000)                    $274,069
--------------------------------------------------
Average Effective Maturity (Years)           16.40
--------------------------------------------------
Leverage-Adjusted Duration                    8.77
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        25.15%        15.66%
--------------------------------------------------
5-Year                         7.90%         6.22%
--------------------------------------------------
Since Inception                5.48%         6.80%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------

Transportation                                 22%
--------------------------------------------------
Tax Obligation/Limited                         15%
--------------------------------------------------
Education and Civic Organizations              11%
--------------------------------------------------
Housing/Multifamily                            10%
--------------------------------------------------
Water and Sewer                                 9%
--------------------------------------------------


2000 Monthly Tax-Free Dividends Per Share
1/00                    0.072
2/00                    0.072
3/00                    0.07
4/00                    0.07
5/00                    0.07
6/00                    0.0675
7/00                    0.0675
8/00                    0.0675
9/00                    0.0675
10/00                   0.0675
11/00                   0.0675
12/00                   0.0675

Share Price Performance
1/7/00                  12.81
                        13
                        12.88
                        12.94
                        13.75
                        13.38
                        13.19
                        12.69
                        12.63
                        12.69
                        12.5
                        12.63
                        13.06
                        13.25
                        13
                        12.81
                        12.81
                        13.13
                        12.63
                        12.94
                        12.81
                        13.13
                        13.38
                        13.13
                        13.19
                        13.38
                        13.69
                        13.5
                        13.5
                        13.44
                        14.06
                        13.88
                        14.69
                        14.44
                        14.44
                        14.5
                        14.13
                        13.75
                        14
                        13.94
                        13.5
                        13.5
                        13.44
                        13.75
                        13.44
                        13.5
                        13.69
                        14
                        14.06
                        14.13
12/31/00                14.5

Weekly Closing Price

Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35.5%.

Nuveen Pennsylvania Investment Quality Municipal Fund

Performance
  OVERVIEW As of December 31, 2000



NQP


PORTFOLIO STATISTICS
--------------------------------------------------

Inception Date                                2/91
--------------------------------------------------
Share Price                                $13 3/4
--------------------------------------------------
Net Asset Value                             $14.79
--------------------------------------------------
Market Yield                                 6.63%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.61%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)(1)       9.90%
--------------------------------------------------
Fund Net Assets ($000)                    $370,164
--------------------------------------------------
Average Effective Maturity (Years)           13.94
--------------------------------------------------
Leverage-Adjusted Duration                    8.24
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        10.83%        10.82%
--------------------------------------------------
5-Year                         2.00%         4.76%
--------------------------------------------------
Since Inception                5.71%         7.47%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------

U.S.Guaranteed                                 39%
--------------------------------------------------
Tax Obligation/General                         14%
--------------------------------------------------
Housing/Single Family                          10%
--------------------------------------------------
Education and Civic Organizations              10%
--------------------------------------------------
Transportation                                  6%
--------------------------------------------------



2000 Monthly Tax-Free Dividends Per Share
1/00                    0.081
2/00                    0.081
3/00                    0.081
4/00                    0.081
5/00                    0.081
6/00                    0.076
7/00                    0.076
8/00                    0.076
9/00                    0.076
10/00                   0.076
11/00                   0.076
12/00                   0.076



Share Price Performance
1/7/00   14.06
                        14
                        13.88
                        14.31
                        14.44
                        14
                        14
                        13.69
                        13.63
                        13.56
                        13.5
                        13.94
                        14.13
                        13.81
                        13.56
                        13.5
                        13.69
                        13.88
                        13.63
                        13.56
                        13.69
                        13.81
                        13.63
                        13.69
                        14
                        14.38
                        14.56
                        14.63
                        14.69
                        14.75
                        14.5
                        14.31
                        14.44
                        14.69
                        14.63
                        14.63
                        14.44
                        14.25
                        14.31
                        14.13
                        13.56
                        13.63
                        13.75
                        14
                        13.5
                        13.63
                        13.94
                        14
                        13.94
                        14
12/31/00 13.75

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

Nuveen Pennsylvania Premium Income Municipal Fund 2

Performance
  OVERVIEW As of December 31, 2000



NPY


PORTFOLIO STATISTICS
--------------------------------------------------

Inception Date                                3/93
--------------------------------------------------
Share Price                              $12 15/16
--------------------------------------------------
Net Asset Value                             $14.41
--------------------------------------------------
Market Yield                                 6.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.74%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)(1)       9.00%
--------------------------------------------------
Fund Net Assets ($000)                    $344,994
--------------------------------------------------
Average Effective Maturity (Years)           18.95
--------------------------------------------------
Leverage-Adjusted Duration                   10.58
--------------------------------------------------

ANNUALIZED TOTAL RETURN
--------------------------------------------------

                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                        14.97%        16.26%
--------------------------------------------------
5-Year                         7.07%         5.96%
--------------------------------------------------
Since Inception                4.07%        6.04%
--------------------------------------------------

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------

Tax Obligation/Limited                         16%
--------------------------------------------------
U.S.Guaranteed                                 14%
--------------------------------------------------
Utilities                                      13%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------



2000 Monthly Tax-Free Dividends Per Share2
1/00                                   0.0675
2/00                                   0.0675
3/00                                   0.0675
4/00                                   0.0675
5/00                                   0.0675
6/00                                   0.065
7/00                                   0.065
8/00                                   0.065
9/00                                   0.065
10/00                                  0.065
11/00                                  0.065
12/00                                  0.065



Share Price Performance
1/7/00                  12.19
                        12.06
                        11.88
                        12.25
                        12.56
                        12.13
                        11.81
                        11.81
                        12
                        11.75
                        11.63
                        11.75
                        11.94
                        12.19
                        12.25
                        11.88
                        12.38
                        12
                        11.94
                        11.69
                        11.81
                        12.13
                        12.31
                        12.25
                        12.19
                        12.38
                        12.56
                        12.94
                        12.56
                        12.44
                        12.81
                        12.5
                        12.75
                        12.63
                        12.75
                        12.81
                        12.75
                        12.63
                        12.5
                        12.5
                        12.38
                        12.19
                        12.13
                        12.19
                        12.25
                        12.31
                        12.38
                        12.5
                        12.31
                        12.63
12/31/00                12.94

Weekly Closing Price

Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 33%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0023 per share.

Shareholder
           MEETING REPORT

The Shareholder Meeting was held in Chicago, Illinois on December 20, 2000.


                                                       NQJ                                                   NNJ
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE DIRECTORS WAS
     REACHED AS FOLLOWS:

                                            Preferred    Preferred   Preferred                    Preferred   Preferred    Preferred
                                  Common       Shares       Shares      Shares           Common      Shares      Shares       Shares
                                  Shares   Series - M  Series - TH  Series - F           Shares  Series - T  Series - W  Series - TH
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For                         18,361,467       3,182        1,963       1,228       11,016,836         613       1,328        1,566
   Withhold                       229,775           3            1          --          133,956           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                         18,364,107       3,182        1,963       1,228       11,016,790         613       1,328        1,566
   Withhold                       227,135           3            1          --          134,002           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
    For                        18,360,127       3,182        1,963       1,228       11,017,506         613       1,328        1,566
   Withhold                       231,115           3            1          --          133,286           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

 Peter R. Sawers
   For                         18,367,232       3,182        1,963       1,228       11,015,614         613       1,328        1,566
   Withhold                       224,010           3           1          --          135,178           2           53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

 Judith M. Stockdale
   For                         18,359,416       3,182        1,963       1,228       11,017,057         613       1,328        1,566
   Withhold                       231,826           3            1          --          133,735           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

 William J. Schneider
   For                                 --       3,182        1,963       1,228               --         613       1,328        1,566
   Withhold                            --           3            1          --               --           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --       3,185        1,964       1,228               --         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

 Timothy R. Schwertfeger
   For                                 --       3,182        1,963       1,228               --         613       1,328        1,566
   Withhold                            --           3            1          --               --           2          53            2
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --       3,185        1,964       1,228               --         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------

RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                         18,350,842       3,120        1,955       1,228       11,036,500         613       1,327        1,557
   Against                        123,661          41            1          --           37,062          --           1           --
   Abstain                        116,739          24            8          --           77,230           2          53           11
------------------------------------------------------------------------------------------------------------------------------------
   Total                       18,591,242       3,185        1,964       1,228       11,150,792         615       1,381        1,568
------------------------------------------------------------------------------------------------------------------------------------




Shareholder
           MEETING REPORT (continued)

                                                       NQP                                                   NPY
------------------------------------------------------------------------------------------------------------------------------------

APPROVAL OF THE TRUSTEES WAS
     REACHED AS FOLLOWS:

                                            Preferred    Preferred   Preferred                    Preferred   Preferred    Preferred
                                   Common     Shares        Shares      Shares           Common      Shares      Shares       Shares
                                   Shares  Series - T   Series - W Series - TH           Shares  Series - M Series - TH   Series - F
------------------------------------------------------------------------------------------------------------------------------------

Robert P. Bremner
   For                         14,343,636         880        2,334       1,918       14,313,419         784       1,742        1,653
   Withhold                       190,615          --           12          --          144,339          --          14            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

Lawrence H. Brown
   For                         14,319,400         880        2,335       1,918       14,310,941         784       1,742        1,654
   Withhold                       214,851          --           11          --          146,817          --          14           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

 Anne E. Impellizzeri
   For                         14,307,229         880        2,335       1,918       14,304,844         784       1,742        1,654
   Withhold                       227,022          --           11          --          152,914          --          14           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

 Peter R. Sawers
   For                         14,319,201         880        2,335       1,918       14,312,568         784       1,742        1,654
   Withhold                       215,050          --           11          --          145,190          --          14           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

 Judith M. Stockdale
   For                         14,325,890         880        2,334       1,918       14,310,455         784       1,742        1,653
   Withhold                       208,361          --           12          --          147,303          --          14            1
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

 William J. Schneider
   For                                 --         880        2,335       1,918               --         784       1,742        1,654
   Withhold                            --          --           11          --               --          --          14           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --         880        2,346       1,918               --         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

 Timothy R. Schwertfeger
   For                                 --         880        2,335       1,918               --         784       1,756        1,654
   Withhold                            --          --           11          --               --          --          --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               --         880        2,346       1,918               --         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

RATIFICATION OF AUDITORS WAS
REACHED AS FOLLOWS:
   For                         14,388,200         880        2,346       1,862       14,317,654         713       1,742        1,654
   Against                         59,189          --           --          --           30,231          --          11           --
   Abstain                         86,862          --           --          56          109,873          71           3           --
------------------------------------------------------------------------------------------------------------------------------------
   Total                       14,534,251         880        2,346       1,918       14,457,758         784       1,756        1,654
------------------------------------------------------------------------------------------------------------------------------------

                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)

                            Portfolio of
                                       INVESTMENTS December 31, 2000 (Unaudited)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 1.4%

$       6,250   The Pollution Control Financing Authority of Salem County, Waste           11/01 at 102          AA-   $   6,443,563
                 Disposal Revenue Bonds (E.I. du Pont de Nemours and Company -
                 Chambers Works Project), 1991 Series A, 6.500%, 11/15/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.5%

        6,600   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,           7/10 at 100          Aa3       6,772,458
                 Series 2000, 5.750%, 7/01/20

        5,000   New Jersey Economic Development Authority, Economic                        12/01 at 100          N/R       5,019,600
                 Development Revenue Bonds (J & J Snack Foods Corporation
                 of New Jersey Project), Series 1991, 7.250%, 12/01/05
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 5.2%

        4,390   New Jersey Higher Education Student Assistance Authority,                   6/10 at 101          AAA       4,751,912
                 Student Loan Revenue Bonds, 2000 Series A, 6.125%, 6/01/17
                 (Alternative Minimum Tax)

        2,900   New Jersey Economic Development Authority, School Revenue                   2/08 at 101          N/R       2,825,992
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25
        1,575   New Jersey Educational Facilities Authority, Seton Hall                     7/01 at 102           A-       1,629,322
                 University Project, Revenue Bonds,1991 Series (Project D),
                 7.000%, 7/01/21

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Saint Peter's College Issue, 1998 Series B:
        1,000    5.375%, 7/01/18                                                            7/08 at 102          BBB         966,980
        1,750    5.500%, 7/01/27                                                            7/08 at 102          BBB       1,678,898

        1,250   New Jersey Educational Facilities Authority, Seton Hall University          7/08 at 101          AAA       1,241,288
                 Project, Revenue Refunding Bonds, 1998 Series (Project F),
                 5.000%, 7/01/21

          165   New Jersey Higher Education Assistance Authority, Senior                    7/01 at 102            A         170,110
                 Student Loan Revenue Bonds, 1991 Series A, 7.200%, 7/01/09
                 (Alternative Minimum Tax)

        5,520   New Jersey Higher Educational Assistance Authority, Student Loan            6/07 at 102          AAA       5,844,797
                 Revenue Bonds, Series 1997A (New Jersey Class Loan Program),
                 5.800%, 6/01/16 (Alternative Minimum Tax)

                Rutgers, The State University of New Jersey, General Obligation
                Refunding Bonds, 1992 Series A:
        2,900    6.500%, 5/01/13                                                            5/02 at 102           AA       3,033,023
        1,725    6.500%, 5/01/18                                                            5/02 at 102           AA       1,799,520


------------------------------------------------------------------------------------------------------------------------------------
                Energy - 1.8%

        8,000   Pollution Control Financing Authority of Middlesex County,                 12/02 at 102          N/R       8,217,600
                 Pollution Control Revenue Refunding Bonds, Series 1992
                 (Amerada Hess Corporation Project), 6.875%, 12/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 9.0%

        9,300   New Jersey Health Care Facilities Financing Authority, Revenue              7/01 at 102          AAA       9,604,017
                 Bonds, Centrastate Medical Center Issue, Series 1991A,
                 6.625%, 7/01/11

        2,070   New Jersey Health Care Facilities Financing Authority, Revenue              7/01 at 102          AAA       2,133,901
                 Bonds, Robert Wood Johnson University Hospital Issue,
                 Series B, 6.625%, 7/01/16

        4,350   New Jersey Health Care Facilities Financing Authority, Revenue              7/01 at 102          AAA       4,484,937
                 Bonds, Mercer Medical Center Issue, Series 1991, 6.500%, 7/01/10

                New Jersey Health Care Facilities Financing Authority, Refunding
                Revenue Bonds, Atlantic City Medical Center Issue, Series C:
        3,600    6.800%, 7/01/05                                                            7/02 at 102           A-       3,784,392
        2,800    6.800%, 7/01/11                                                            7/02 at 102           A-       2,932,524

        2,535   New Jersey Health Care Facilities Financing Authority, Revenue              7/03 at 102         Baa2       2,387,919
                 Bonds, Deborah Heart and Lung Center Issue, Series of 1993,
                 6.200%, 7/01/13

        4,320   New Jersey Health Care Facilities Financing Authority, Revenue              7/08 at 101          Aaa       4,271,098
                 and Refunding Bonds, Saint Barnabas Medical Center - West
                 Hudson Hospital Obligated Group Issue, Series 1998A,
                 5.000%, 7/01/23




                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Healthcare (continued)

$       5,040   New Jersey Health Facilities Financing Authority, Revenue Bonds,            7/10 at 100          AAA   $   5,126,285
                 The Society of the Valley Obligated Group Issue, Series 2000,
                 5.375%, 7/01/31

        2,000   New Jersey Health Facilities Financing Authority, Revenue                   7/10 at 100          BBB       1,994,680
                 Bonds, Saint Peter's University Hospital Issue, Series 2000A,
                 6.875%, 7/01/20 (DD, settling 01/02/01)

        1,200   New Jersey Health Care Facilities Financing Authority, Revenue              7/02 at 102         Baa3       1,240,740
                 Bonds, Palisades Medical Center Obligated Group Issue,
                 Series 1992, 7.500%, 7/01/06

        3,500   New Jersey Health Care Facilities Financing Authority, Revenue              7/09 at 101          AAA       3,524,710
                 Bonds, Meridian Health System Obligated Group Issue,
                 Series 1999, 5.250%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 11.6%

        3,790   Hudson County Improvement Authority, Multifamily Housing                    6/04 at 100           AA       3,929,358
                 Revenue Bonds, Series 1992A (Conduit Financing - Observer
                 Park Project), 6.900%, 6/01/22 (Alternative Minimum Tax)

        1,320   Housing Finance Corporation of the City of Long Branch,                     4/01 at 100          N/R       1,326,389
                 Section 8 Assisted Housing Revenue Bonds (Washington Manor
                 Associates Ltd. - 1980 Elderly Project), 10.000%, 10/01/11

       12,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102          AAA      12,453,240
                 Housing Revenue Refunding Bonds, 1991 Series 1 (Presidential
                 Plaza at Newport Project - FHA-Insured Mortgages), 7.000%, 5/01/30

        4,500   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102          AAA       4,701,780
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        4,500   New Jersey Housing Mortgage Finance Agency, Multifamily                     5/06 at 102          AAA       4,659,975
                 Housing Revenue Bonds, 1996 Series A, 6.250%, 5/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Section 8 Bonds,
                1991 Series A:
        3,000    6.800%, 11/01/05                                                          11/01 at 102          AA-       3,094,830
        2,500    6.900%, 11/01/07                                                          11/01 at 102          AA-       2,581,050
        4,700    6.950%, 11/01/08                                                          11/01 at 102          AA-       4,854,301
        1,000    7.100%, 11/01/11                                                          11/01 at 102          AA-       1,034,040

        9,650   New Jersey Housing and Mortgage Finance Agency, Housing                     5/02 at 102           A+      10,079,522
                 Revenue Bonds, 1992 Series A, 6.950%, 11/01/13

        1,810   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102           A+       1,887,197
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        2,743   Housing Authority of the City of Newark, Housing Revenue                   10/09 at 102          Aaa       2,884,338
                 Bonds (GNMA Collateralized - Fairview Apartments Project),
                 2000 Series A, 6.400%, 10/20/34 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single-Family - 7.0%

        3,550   New Jersey Housing and Mortgage Finance Agency, Home Buyer                  4/01 at 102          AAA       3,609,605
                 Revenue Bonds, 1990 Series F-2, 6.300%, 4/01/25
                 (Alternative Minimum Tax)

        2,580   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/05 at 101 1/2          AAA       2,699,196
                 Revenue Bonds, 1995 Series O, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        4,415   New Jersey Housing and Mortgage Finance Agency, Home Buyer              4/07 at 101 1/2          AAA       4,588,774
                 Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

       10,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer             10/07 at 101 1/2          AAA      10,352,000
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

       10,325   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/10 at 100          AAA      10,542,961
                 Revenue Bonds, 2000 Series CC, 5.875%, 10/01/31
                 (Alternative Minimum Tax)

          710   Puerto Rico Housing Finance Corporation, Single Family Mortgage            10/01 at 102          AAA         729,724
                 Revenue Bonds (Portfolio One), Series C, 6.750%, 10/15/13


------------------------------------------------------------------------------------------------------------------------------------
                Tax-Obligation/General - 8.1%

        1,110   Township of East Brunswick, County of Middlesex, General Obligation         4/03 at 101          Aa2       1,131,134
                 Refunding Bonds, Series 1993, 5.125%, 4/01/13

                County of Essex, General Obligation Refunding Bonds of 1996, Series A-1:
        3,000    6.000%, 11/15/07                                                          No Opt. Call          Aaa       3,320,460
        1,000    5.000%, 11/15/11                                                          11/07 at 101          Aaa       1,038,520



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

$       2,320   City of Hoboken, Fiscal Year Adjustment General Obligation Bonds,          No Opt. Call          AAA   $   2,853,739
                 Series 1991, 8.900%, 8/01/06

        5,250   Township of Howell, County of Monmouth, General Obligation                  1/02 at 102          AAA       5,473,388
                 Refunding Bonds, Series 1991, 6.800%, 1/01/14

        3,675   City of New Jersey, Fiscal Year Adjustment Bonds, Series B 1991,           No Opt. Call          AAA       4,392,654
                 8.400%, 5/15/06

        1,000   Monmouth County Improvement Authority, Revenue Bonds, Series                7/07 at 101          AAA       1,063,750
                 1997 (Howell Township Board of Education Project),
                 5.800%, 7/15/17

        2,000   Town of Morristown, County of Morris, General Obligation Refunding          8/05 at 102          AAA       2,197,120
                 Bonds, Series 1995, 6.500%, 8/01/19

        5,000   State of New Jersey, General Obligation Bonds, Various Series,          8/02 at 101 1/2          AA+       5,244,550
                 6.375%, 8/01/11

                State of New Jersey, General Obligation Bonds, Series D:
        4,000    5.750%, 2/15/06                                                           No Opt. Call          AA+       4,287,880
        5,000    6.000%, 2/15/11                                                           No Opt. Call          AA+       5,650,000

          900   Township of West Deptford, County of Gloucester, General                    3/06 at 102          AAA         930,609
                 Obligation Bonds, Series of 1996, 5.250%, 3/01/14

------------------------------------------------------------------------------------------------------------------------------------
                Tax-Obligation/Limited - 7.8%

        3,320   The Atlantic County Improvement Authority, Egg Harbor Township             11/10 at 100          Aaa       3,392,210
                 Guaranteed Revenue Bonds, Series 2000 (The Egg Harbor Township
                 Golf Corporation Project), 5.400%, 11/01/30

        1,000   The Board of Education of the Town of Dover, County of Morris,             12/01 at 100          AAA       1,019,330
                 Certificates of Participation, 6.600%, 6/01/11

       10,000   The Essex County Improvement Authority, General Obligation                 10/10 at 100          Aaa      10,953,800
                 Guaranteed Lease Revenue Bonds, Series 2000 (County
                 Correctional Facility Project), 6.000%, 10/01/25

        2,535   The Board of Education of the Township of Mansfield, County                 3/06 at 102          AAA       2,718,610
                 of Warren, Certificates of Participation, 5.900%, 3/01/15

        4,000   The New Jersey Economic Development Authority, Lease Revenue               11/08 at 101          Aaa       3,797,080
                 Bonds, Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

        2,045   The New Jersey Sports and Exposition Authority, State Contract              3/02 at 102           AA       2,130,686
                 Bonds, 1992 Series A, 6.500%, 3/01/19

        1,895   The North Bergen Township Municipal Utility Authority, Sewer               No Opt. Call          AAA       2,382,451
                 Revenue Refunding Bonds, Series 1993, 7.875%, 12/15/09

        1,250   The Ocean County Utilities Authority, Wastewater Revenue                    1/11 at 101          Aa2       1,254,725
                 Bonds, Refunding Series 2000, 5.000%, 1/01/18

        4,000   The Passaic Valley Sewerage Commissioners, Sewer System                    12/02 at 102          AAA       4,143,440
                 Bonds, Series D, 5.800%, 12/01/18

        1,180   The Raritan Township Municipal Utilities Authority, Hunterdon               5/02 at 102           A+       1,234,315
                 County (Secured by a Service Contract with the Township
                 of Raritan), Revenue Bonds, Series 1992 (Bank Qualified),
                 6.450%, 5/01/12

        1,015   The South Toms River Sewerage Authority, Ocean County, Sewer               11/02 at 102          N/R       1,056,960
                 Refunding Revenue Bonds, Series 1992 (Bank-Qualified),
                 7.400%, 11/01/05

        2,000   The Board of Education of the Township of West Orange,                     10/09 at 101          Aaa       2,185,200
                 County of Essex, Certificates of Participation, 6.000%, 10/01/24


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 16.6%

        3,275   Delaware River and Bay Authority, Revenue Bonds, Series 2000A,              1/10 at 101          AAA       3,483,356
                 5.750%, 1/01/29

        7,000   Delaware River Port Authority, Revenue Bonds, Series 1995,                  1/06 at 102          AAA       7,185,990
                 5.500%, 1/01/26

        3,500   Delaware River Port Authority, Revenue Bonds, Series 1999,                  1/10 at 100          AAA       3,723,685
                 5.750%, 1/01/22

        3,000   New Jersey Economic Development Authority, Economic Development            11/01 at 102         Baa1       3,060,360
                 Bonds (American Airlines, Inc. Project), 7.100%, 11/01/31
                 (Alternative Minimum Tax)

        3,000   New Jersey Highway Authority (Garden State Parkway), Senior                 1/10 at 101          AA-       3,146,070
                 Parkway Revenue Refunding Bonds, 1999 Series, 5.625%, 1/01/30

        3,065   New Jersey Highway Authority (Garden State Parkway), Senior                 1/02 at 102          AA-       3,178,987
                  Parkway Revenue Refunding Bonds, 1992 Series, 6.250%, 1/01/14


                            Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)


   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Transportation (continued)

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
$       9,000    6.500%, 1/01/08                                                           No Opt. Call          AAA   $  10,183,860
        2,100    6.500%, 1/01/16                                                           No Opt. Call           A-       2,437,470

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000A:
        9,275    5.500%, 1/01/25                                                            1/10 at 100          AAA       9,584,136
       10,000    5.500%, 1/01/27                                                            1/10 at 100           A-      10,296,900

        3,150   The Port Authority of New York and New Jersey, Consolidated                 7/04 at 101          AA-       3,286,521
                 Bonds, Ninety-Fifth Series, 6.125%, 7/15/29
                 (Alternative Minimum Tax)

        4,300   The Port Authority of New York and New Jersey, Special Project              6/02 at 102         BBB-       4,481,589
                 Bonds, Series 1R (Delta Air Lines, Inc. Project - LaGuardia Airport
                 Passenger Terminal), 6.950%, 6/01/08

       12,130   The Port Authority of New York and New Jersey, Special Project             12/07 at 100          AAA      12,616,656
                 Bonds, Series 6 (JFK International Air Terminal LLC Project),
                 5.750%, 12/01/25 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 16.6%

        1,500   The Board of Education of the Township of Bedminster, County                3/01 at 102        A1***       1,537,590
                 of Somerset, Certificates of Participation, 7.125%, 9/01/10
                 (Pre-refunded to 3/01/01)

        7,000   The Bergen County Utilities Authority, 1992 Water Pollution                 6/02 at 102          AAA       7,372,330
                 Control System Revenue Bonds, Series A, 6.500%,12/15/12
                 (Pre-refunded to 6/15/02)

        7,800   County of Essex, Fiscal Year Adjustment Bonds, Series 1991,                12/01 at 101          AAA       8,053,656
                 6.500%, 12/01/11 (Pre-refunded to 12/01/01)

        4,095   The Board of Education of the Township of Evesham, County                   9/01 at 102          AAA       4,252,617
                 of Burlington, Certificates of Participation, 6.875%, 9/01/11
                 (Pre-refunded to 9/01/01)

        3,500   The Monmouth County Improvement Authority, Sewage Facilities                2/01 at 102          AAA       3,578,190
                 Revenue Refunding Bonds, Series 1991, 6.750%, 2/01/13
                 (Pre-refunded to 2/01/01)

        5,600   The New Jersey Economic Development Authority, Lease                        3/02 at 102          AAA       5,887,000
                 Rental Bonds (Liberty State Park Project), 1992 Series,
                 6.800%, 3/15/22 (Pre-refunded to 3/15/02)

                The New Jersey Health Care Facilities Financing Authority,
                Refunding Revenue Bonds (Barnert Hospital - FHA-Insured
                Mortgage), Series B:
           90    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                                  2/01 at 100       Aa2***          90,212
          220    6.750%, 8/01/11 (Pre-refunded to 2/01/01)                                  2/01 at 102       Aa2***         224,902
        2,845    6.800%, 8/01/19 (Pre-refunded to 2/01/01)                                  2/01 at 102       Aa2***       2,908,500

        4,875   The New Jersey Health Care Facilities Financing Authority,                  7/01 at 102          AAA       5,040,263
                 Revenue Bonds, St. Peter's Medical Center Issue, Series E,
                 6.875%, 7/01/11 (Pre-refunded to 7/01/01)

        5,025   The New Jersey Health Care Facilities Financing Authority,                  7/01 at 102       N/R***       5,186,755
                 Revenue Bonds, Pascack Valley Hospital Association Issue,
                 Series 1991, 6.700%, 7/01/11 (Pre-refunded to 7/01/01)

        1,845   The New Jersey Health Care Facilities Financing Authority,                  7/02 at 102      Baa3***       1,942,711
                 Revenue Bonds, Palisades Medical Center Obligated Group
                 Issue, Series 1992, 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

        3,800   The New Jersey Economic Development Authority, Revenue                      6/01 at 102          Aaa       3,923,082
                 Bonds (New Jersey Performing Arts Center Site Acquisition
                 Project), 1991 Series, 6.750%, 6/15/12 (Pre-refunded to 6/15/01)

                State of New Jersey, General Obligation Bonds, Various Series:
        8,200    6.750%, 9/15/07 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2       AA+***       8,477,570
          850    6.800%, 9/15/10 (Pre-refunded to 9/15/01)                              9/01 at 101 1/2       AA+***         879,053

          400   The New Jersey Sports and Exposition Authority, State                       3/02 at 102          AAA         418,820
                 Contract Bonds, 1992 Series A, 6.500%, 3/01/19
                 (Pre-refunded to 3/01/02)

          435   The New Jersey Highway Authority (Garden State Parkway),                    1/02 at 102       AA-***         452,892
                 Senior Parkway Revenue Refunding Bonds, 1992 Series,
                 6.250%, 1/01/14 (Pre-refunded to 1/01/02)

        7,500   The Puerto Rico Infrastructure Financing Authority, Special                10/10 at 101          AAA       7,817,925
                 Obligation Bonds, 2000 Series A, 5.500%, 10/01/34

        6,000   The Puerto Rico Electric Power Authority, Power Revenue                     7/01 at 102          AAA       6,218,340
                 Bonds, Series P, 7.000%, 7/01/11 (Pre-refunded to 7/01/01)

        2,450   University of Medicine and Dentistry of New Jersey, Revenue                12/01 at 102       AA-***       2,552,410
                 Bonds, Series E, 6.500%, 12/01/18 (Pre-refunded to 12/01/01)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 4.9%

$       3,700   Pollution Control Financing Authority of Camden County,                    12/01 at 102           B2   $   3,570,500
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991B, 7.500%, 12/01/09 (Alternative Minimum Tax)

        3,500   Pollution Control Financing Authority of Camden County,                    12/01 at 102           B2       3,378,830
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991A, 7.500%, 12/01/10 (Alternative Minimum Tax)

          400   New Jersey Economic Development Authority, Adjustable -                     7/01 at 103           A2         416,224
                 Fixed Rate Pollution Control Revenue Bonds, 1985 Series
                 (Jersey Central Power and Light Company Project), 7.100%, 7/01/15

        5,950   Puerto Rico Electric Power Authority, Power Revenue Refunding           7/09 at 101 1/2          AAA       6,365,071
                 Bond, Series FF, 5.250%, 7/01/13

        5,000   Puerto Rico Electric Power Authority, Power Revenue Refunding              No Opt. Call          AAA       5,831,499
                 Bonds, Series Y, 7.000%, 7/01/07

        3,000   Union County Utilities Authority, Solid Waste Facility Senior               6/08 at 101          AAA       2,903,639
                 Lease Revenue Bonds (Ogden Martin Systems of Union, Inc.
                 Lessee), Series 1998A, 5.000%, 6/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 6.3%

                Cape May County Municipal Utilities Authority, Sewer Revenue
                Refunding Bonds, Series 1992-A:
        2,000    6.000%, 1/01/11                                                            1/03 at 102          AAA       2,101,779
        7,600    5.750%, 1/01/16                                                            1/03 at 102          AAA       7,872,839

        5,000   New Jersey Economic Development Authority, Water Facilities                No Opt. Call          N/R       5,005,499
                 Revenue Bonds (New Jersey-American Water Company,
                 Inc. Project), Series 1991, 7.400%, 11/01/01
                 (Alternative Minimum Tax)

        7,500   New Jersey Economic Development Authority, Water Facilities                 5/06 at 102          AAA       7,957,799
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1996, 6.000%, 5/01/36 (Alternative Minimum Tax)

        6,250   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102          AAA       6,204,312
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$     438,053   Total Investments (cost $437,035,382) - 98.8%                                                            456,829,546
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                       5,704,207
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 462,533,753
                --------------------------------------------------------------------------------------------------------------------



            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           **               Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R               Investment is not rated.

         (DD)               Security purchased on a delayed delivery basis.


                                 See accompanying notes to financial statements.

                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)

                            Portfolio of
                                       INVESTMENTS December 31, 2000 (Unaudited)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 0.3%

$         820   New Jersey Economic Development Authority, Economic Growth                 12/03 at 102          Aa3   $     848,093
                 Bonds, Composite Issue,1992 Second Series T, 5.300%,12/01/07
                 (Alternative Minimum Tax)

----------------%-------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.5%

        6,600   The Children's Trust Fund, Tobacco Settlement Asset-Backed Bonds,           7/10 at 100          Aa3       6,772,458
                 Series 2000, 5.750%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 10.7%

                New Jersey Higher Education Student Assistance Authority,
                Student Loan Revenue Bonds, 2000 Series A:
        3,180    5.700%, 6/01/08 (Alternative Minimum Tax)                                 No Opt. Call          AAA       3,400,819
        2,140    6.000%, 6/01/15 (Alternative Minimum Tax)                                  6/10 at 101          AAA       2,300,393

        3,370   New Jersey Economic Development Authority, Economic                        No Opt. Call          N/R       3,717,616
                 Development Bonds (Yeshiva Ktana of Passaic - 1992 Project),
                 8.000%, 9/15/18

        3,000   New Jersey Economic Development Authority, School Revenue                   2/08 at 101          N/R       2,923,440
                 Bonds (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

          755   New Jersey Educational Facilities Authority, Revenue Bonds,                 1/01 at 100            A         756,404
                 Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

        2,095   New Jersey Educational Facilities Authority, Refunding Revenue              7/02 at 102          AAA       2,189,128
                 Bonds, Trenton State College Issue, Series 1992E, 6.000%, 7/01/09

        1,000   New Jersey Educational Facilities Authority, Revenue Bonds,                 7/04 at 102          AAA       1,055,730
                 New Jersey Institute of Technology Issue, Series 1994A,
                 6.000%, 7/01/24

        3,330   New Jersey Educational Facilities Authority, Revenue Bonds,                 7/06 at 101          AAA       3,493,636
                 Montclair State University Issue, Series 1996C (Dormitory/
                 Cafeteria Facility), 5.400%, 7/01/12

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,                 7/06 at 101          AAA       2,671,025
                 Rowan College of New Jersey Issue, Series 1996E, 6.000%, 7/01/21

        2,500   New Jersey Educational Facilities Authority, Revenue Bonds,                 7/10 at 100          AAA       2,635,225
                 Princeton University Issue, Series 2000E, 5.500%, 7/01/17

          605   New Jersey Higher Education Assistance Authority, Student Loan              7/02 at 102           A+         627,282
                 Revenue Bonds, 1992 Series A (New Jersey Class Loan Program),
                 6.125%, 7/01/09 (Alternative Minimum Tax)

        3,640   New Jersey Higher Education Assistance Authority, Student Loan              6/09 at 101          AAA       3,679,166
                 Revenue Bonds, 1999 Series A, 5.250%, 6/01/18
                 (Alternative Minimum Tax) (DD, settling 01/02/01)


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 5.8%

          795   New Jersey Health Care Facilities Financing Authority, Refunding            8/04 at 102          AAA         850,507
                 Revenue Bonds, Wayne General Hospital Corp. Issue
                 (FHA-Insured Mortgage), Series B, 5.750%, 8/01/11

        2,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/04 at 102          AAA       2,170,000
                 Bonds, Monmouth Medical Center Issue, Series C, 6.250%, 7/01/16

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Dover General Hospital and Medical Center Issue, Series
                1994:
        1,015    7.000%, 7/01/03                                                           No Opt. Call          AAA       1,082,792
          800    7.000%, 7/01/04                                                           No Opt. Call          AAA         872,448

        1,900   New Jersey Health Care Facilities Financing Authority, Revenue              1/10 at 101           A3       1,977,539
                 Bonds, Hackensack University Medical Center Issue,
                 Series 2000, 6.000%, 1/01/34

        2,000   New Jersey Health Facilities Financing Authority, Revenue Bonds,            7/10 at 100          AAA       2,158,700
                 The Society of the Valley Obligated Group Issue, Series 2000,
                 5.750%, 7/01/15

        7,000   Puerto Rico Industrial, Medical, Educational and Environmental             12/03 at 103           A2       6,835,010
                 Pollution Control Facilities Financing  Authority, Adjustable
                 Rate Industrial Revenue Bonds, 1983 Series A (American Home
                 Products Corporation), 5.100%, 12/01/18




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 10.3%

$         800   Housing Finance Corporation of the City of Long Branch,                     4/01 at 100          N/R   $     803,872
                 Section 8 Assisted Housing Revenue Bonds (Washington Manor
                 Associates Ltd. - 1980 Elderly Project), 10.000%, 10/01/11

        4,000   New Jersey Housing and Mortgage Finance Agency, Multifamily                11/01 at 102          AAA       4,151,080
                 Housing Revenue Refunding Bonds (Presidential Plaza at
                 Newport Project - FHA-Insured Mortgages), 1991 Series 1,
                 7.000%, 5/01/30

        2,875   New Jersey Housing and Mortgage Finance Agency, Multifamily                 5/05 at 102          AAA       3,003,915
                 Housing Revenue Bonds, 1995 Series A, 6.000%, 11/01/14

        7,000   New Jersey Housing and Mortgage Finance Agency, Multifamily            11/07 at 101 1/2          AAA       7,052,920
                 Housing Revenue Bonds, 1997 Series A, 5.550%, 5/01/27
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Housing Revenue
                Bonds, 1992 Series A:
        2,365    6.700%, 5/01/05                                                            5/02 at 102           A+       2,454,870
        8,000    6.950%, 11/01/13                                                           5/02 at 102           A+       8,356,080

        2,370   New Jersey Housing and Mortgage Finance Agency, Housing                    11/02 at 102           A+       2,471,081
                 Revenue Refunding Bonds, 1992 Series One, 6.700%, 11/01/28


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 4.2%

        1,000   New Jersey Housing and Mortgage Finance Agency,                        10/05 at 101 1/2          AAA       1,042,580
                 Home Buyer Revenue Bonds, 1995 Series O, 6.300%, 10/01/23
                 (Alternative Minimum Tax)

          525   New Jersey Housing and Mortgage Finance Agency,                         4/06 at 101 1/2          AAA         544,667
                 Home Buyer Revenue Bonds, 1996 Series P, 5.650%, 4/01/14

        6,130   New Jersey Housing and Mortgage Finance Agency,                         4/07 at 101 1/2          AAA       6,371,277
                 Home Buyer Revenue Bonds, 1996 Series S, 6.050%, 10/01/28
                 (Alternative Minimum Tax)

                New Jersey Housing and Mortgage Finance Agency, Home Buyer
                Revenue Bonds, 1997 Series U:
        1,965    5.700%, 10/01/14 (Alternative Minimum Tax)                            10/07 at 101 1/2          AAA       2,065,962
        1,500    5.850%, 4/01/29 (Alternative Minimum Tax)                             10/07 at 101 1/2          AAA       1,552,800


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 1.3%

        3,255   New Jersey Economic Development Authority (Morris Hall/                     4/03 at 103           A+       3,427,190
                 St. Lawrence, Inc. Project), Series 1993A, 6.150%, 4/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 8.5%

                State of New Jersey, General Obligation Bonds, Series D:
        2,760    5.750%, 2/15/06                                                           No Opt. Call          AA+       2,958,637
        4,000    5.800%, 2/15/07                                                           No Opt. Call          AA+       4,336,800
        2,500    6.000%, 2/15/11                                                           No Opt. Call          AA+       2,825,000
        1,560    6.000%, 2/15/13                                                           No Opt. Call          AA+       1,768,182

        4,000   County of Passaic, General Improvement Refunding Bonds,                    No Opt. Call          AAA       4,222,960
                 Series 1993, 5.125%, 9/01/12

        5,000   Commonwealth of Puerto Rico, Public Improvement Refunding               7/05 at 101 1/2          AAA       5,239,550
                 Bonds of 1995, Obligation Bonds, 5.750%, 7/01/24

        1,800   Township of Woodbridge, County of Middlesex, Sewer Utility                  7/09 at 102          Aaa       1,843,560
                 Bonds, Series 1999, 5.300%, 7/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 14.4%

        1,275   Camden County Improvement Authority, County Guaranteed Lease               10/05 at 102          AAA       1,334,606
                 Revenue Bonds, Series of 1995, 5.625%, 10/01/15

        1,000   Hudson County Improvement Authority, Utility System Revenue             1/08 at 101 1/2          AAA       1,018,090
                 Bonds, Series 1997 (Harrison Franchise Acquisition Project),
                 5.350%, 1/01/27

        2,250   New Jersey State Building Authority, State Building Revenue Bonds,          6/10 at 100           AA       2,270,093
                 Series 2000A, 5.125%, 6/15/20

        2,000   New Jersey Economic Development Authority, Lease Revenue Bonds,            11/08 at 101          Aaa       1,898,540
                 Series 1998 (Bergen County Administration Complex),
                 4.750%, 11/15/26

        1,000   New Jersey Economic Development Authority, Revenue Bonds,                   8/03 at 102          AAA       1,034,930
                 Series 1993 (Public Schools Small Project Loan Program),
                 5.400%, 8/15/12

        1,500   New Jersey Economic Development Authority, Market Transition               No Opt. Call          AAA       1,635,330
                 Facility Senior Lien Revenue Bonds, Series 1994A, 7.000%, 7/01/04

        2,000   New Jersey Transit Corporation, Federal Transit Administration              9/09 at 100          AAA       2,211,420
                  Grants, Certificates of Participation, Series 2000A, 6.125%, 9/15/15




                            Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited (continued)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, 1995 Series A:
$         500    5.500%, 6/15/12                                                            6/05 at 102          AAA   $     527,610
        5,000    5.000%, 6/15/15                                                            6/05 at 102          AAA       5,056,250

        1,100   New Jersey Transportation Trust Fund Authority, Transportation              6/05 at 102          AAA       1,146,343
                 System Bonds, 1995 Series B, 5.500%, 6/15/15

        1,040   Passaic Valley Sewerage Commissioners, Sewer System Bonds,                 12/02 at 102          AAA       1,084,793
                 Series D, 5.750%, 12/01/10

          510   The Board of Education of the Township of Piscataway, County of             6/03 at 102          AAA         530,038
                 Middlesex, Certificates of Participation, 1993 Series,
                 5.375%, 12/15/10

        8,160   Puerto Rico Public Building Authority, Public Education and             7/03 at 101 1/2            A       8,483,952
                 Health Facilities Refunding Bonds, Series M, Guaranteed by
                 the Commonwealth of Puerto Rico, 5.750%, 7/01/15

        7,500   Puerto Rico Municipal Finance Agency, Revenue Bonds,                        8/09 at 101          AAA       7,994,625
                 1999 Series A, 5.500%, 8/01/17

        1,000   Stony Brook Regional Sewerage Authority, Revenue Refunding                 No Opt. Call          AA-       1,086,980
                 Bonds, 1993 Series B, 5.450%, 12/01/12

        2,250   Western Monmouth Utilities Authority, Revenue Refunding                     2/05 at 102          AAA       2,362,005
                 Bonds, 1995 Series A, 5.600%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 22.0%

        5,000   Delaware River Port Authority, Port District Project Bonds,                 1/08 at 101          AAA       5,014,700
                 Series B of 1998, 5.000%, 1/01/19

                New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C:
        1,000    6.500%, 1/01/08                                                           No Opt. Call           A-       1,118,080
        2,185    6.500%, 1/01/16                                                           No Opt. Call          AAA       2,569,014
        3,505    6.500%, 1/01/16                                                           No Opt. Call          AAA       4,121,004
        8,420    6.500%, 1/01/16                                                           No Opt. Call           A-       9,773,094

        2,495   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                      1/10 at 100          AAA       2,578,158
                 Series 2000A, 5.500%, 1/01/25

        3,000   The Port Authority of New York and New Jersey, Consolidated                10/04 at 101          AAA       3,214,260
                 Bonds, Ninety Sixth Series, 6.600%, 10/01/23
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Consolidated
                Bonds, Ninety Ninth Series:
        1,200    5.750%, 11/01/09 (Alternative Minimum Tax)                                 5/05 at 101          AAA       1,268,100
        2,500    5.750%, 11/01/14 (Alternative Minimum Tax)                                 5/05 at 101          AAA       2,611,700

        1,500   The Port Authority of New York and New Jersey, Consolidated                 7/06 at 101          AA-       1,583,205
                 Bonds, One Hundred Sixth Series, 6.000%, 7/01/16
                 (Alternative Minimum Tax)

        2,500   The Port Authority of New York and New Jersey, Consolidated                 6/05 at 101          AAA       2,610,950
                 Bonds, One Hundredth Series, 5.750%, 12/15/20

        2,000   The Port Authority of New York and New Jersey, Consolidated                 6/05 at 101          AA-       2,035,340
                 Bonds, One Hundred Twelfth Series, 5.250%, 12/01/13
                 (Alternative Minimum Tax)

                The Port Authority of New York and New Jersey, Special Project
                Bonds, Series 6 (JFK International Air Terminal LLC Project):
       10,000    5.750%, 12/01/22 (Alternative Minimum Tax)                                12/07 at 102          AAA      10,530,400
       11,000    5.750%, 12/01/25 (Alternative Minimum Tax)                                12/07 at 100          AAA      11,441,320


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 6.5%

        1,000   Essex County Utilities Authority, Solid Waste System Revenue                4/06 at 102          AAA       1,081,660
                 Bonds (Secured by a County Deficiency Agreement with the
                 County of Essex), 5.600%, 4/01/16 (Pre-refunded to 4/01/06)

                New Jersey Educational Facilities Authority, Revenue Bonds,
                Trenton State College Issue, Series 1996A:
        4,000    5.100%, 7/01/21 (Pre-refunded to 7/01/06)                                  7/06 at 101          AAA       4,208,120
        3,750    5.125%, 7/01/24 (Pre-refunded to 7/01/06)                                  7/06 at 101          AAA       3,949,688

        1,115   New Jersey Turnpike Authority, Turnpike Revenue Bonds,                     No Opt. Call          AAA       1,209,942
                 1984 Series, 10.375%, 1/01/03

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,              7/02 at 101 1/2          AAA       3,676,295
                 Series R, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

                Sparta Township School District, General Obligation Bonds
                (Unlimited Tax):
        1,100    5.800%, 9/01/19 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,188,231
        1,100    5.800%, 9/01/20 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,188,231
        1,100    5.800%, 9/01/21 (Pre-refunded to 9/01/06)                                  9/06 at 100          AAA       1,188,231





   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.7%

$       2,310   Pollution Control Financing Authority of Camden County,                    No Opt. Call           B2   $   2,283,320
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991C, 7.125%, 12/01/01 (Alternative Minimum Tax)

        5,890   Pollution Control Financing Authority of Camden County,                    12/01 at 102           B2       5,586,194
                 Solid Waste Disposal and Resource Recovery System Revenue
                 Bonds, Series 1991D, 7.250%, 12/01/10

        2,000   Puerto Rico Electric Power Authority, Power Revenue Refunding           7/09 at 101 1/2          AAA       2,139,520
                 Bonds, Series FF, 5.250%, 7/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 8.5%

        5,250   Cape May County Municipal Utilities Authority, Sewer Revenue                1/03 at 102          AAA       5,438,475
                 Refunding Bonds, Series 1992-A, 5.750%, 1/01/16

        1,000   Jersey City Sewerage Authority, Sewer Revenue Refunding Bonds,             No Opt. Call          AAA       1,159,620
                 Series 1993, 6.250%, 1/01/14

        1,485   New Jersey Economic Development Authority, Water Facilities                 8/01 at 102           A+       1,529,684
                 Refunding Bonds (Elizabeth Water Company Project), 1991 Series A,
                 6.700%, 8/01/21 (Alternative Minimum Tax)

        3,100   New Jersey Economic Development Authority, Water Facilities                 3/04 at 102          AAA       3,224,806
                 Revenue Refunding Bonds (Hackensack Water Company Project),
                 1994 Series B, 5.900%, 3/01/24 (Alternative Minimum Tax)

        3,250   New Jersey Economic Development Authority, Water Facilities                 7/08 at 102          AAA       3,226,242
                 Revenue Bonds (New Jersey-American Water Company, Inc.
                 Project), Series 1998A, 5.250%, 7/01/38 (Alternative Minimum Tax)

        7,000   North Hudson Sewerage Authority, Sewer Revenue Bonds,                       8/06 at 101          AAA       7,034,649
                 Series 1996, 5.125%, 8/01/22

        1,500   Wanaque Valley Regional Sewerage Authority, Passaic County,                No Opt. Call          AAA       1,661,729
                 Sewer Revenue Refunding Bonds, 1993 Series B, Insured,
                 5.750%, 9/01/18
------------------------------------------------------------------------------------------------------------------------------------
$     258,290   Total Investments (cost $256,744,651) - 98.7%                                                            270,629,961
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                       3,438,982
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 274,068,943
                --------------------------------------------------------------------------------------------------------------------



            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           **               Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

          N/R               Investment is not rated.

         (DD) Portion of security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)

                            Portfolio of
                                       INVESTMENTS December 31, 2000 (Unaudited)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Consumer Cyclicals - 2.1%

$      12,150   Pennsylvania Economic Development Finance Authority, Solid Waste            6/09 at 102          BBB   $   7,950,960
                 Disposal Revenue Bonds (USG Corporation Project), Series 1999,
                 6.000%, 6/01/31 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.9%

        2,000   Allegheny County Higher Education Building Authority, College               9/08 at 102          BBB       1,831,660
                 Revenue Bonds, Series A of 1998 (Chatham College), 5.250%, 9/01/18

        3,000   Delaware County Authority, College Revenue Bonds, Series of 2000           11/10 at 101           AA       3,180,360
                 (Haverford College), 5.750%, 11/15/29

        1,030   Delaware County Authority, University Revenue Bonds,                        8/01 at 100          AAA       1,044,894
                 Series of 1991 (Villanova University), 6.900%, 8/01/16

        1,000   The General Municipal Authority of the Borough of Harveys Lake,            11/09 at 100            A       1,046,300
                 College Revenue Bonds, Series of 1999 (College Misericordia
                 Project), 6.000%, 5/01/19

        1,450   Indiana County Industrial Development Authority, Revenue Bonds,            11/06 at 100          AAA       1,496,792
                 Series 1999A (The Student Cooperative Association, Inc. - Indiana
                 University of Pennsylvania Student Union Project), 5.875%, 11/01/29

                Indiana County Industrial Development Authority, Revenue Bonds,
                Series 1999B (The Student Cooperative Association, Inc. - Indiana
                University of Pennsylvania Student Union Project):
          815    0.000%, 11/01/15                                                          No Opt. Call          AAA         385,462
          815    0.000%, 11/01/16                                                          No Opt. Call          AAA         363,677
          815    0.000%, 11/01/17                                                          No Opt. Call          AAA         342,789
          815    0.000%, 11/01/18                                                          No Opt. Call          AAA         322,789
          815    0.000%, 11/01/19                                                          No Opt. Call          AAA         303,653

        2,750   Northeastern Pennsylvania Hospital and Education Authority,                10/08 at 100          AAA       2,560,278
                 Luzerne County, School Revenue Bonds, Series of 1998
                 (Wyoming Seminary Project), 4.750%, 10/01/28

        4,000   Pennsylvania Higher Education Assistance Agency, Student Loan               9/01 at 102          AAA       4,271,040
                 Revenue Bonds, Fixed Rate Bonds, 1991 Series C, 7.150%, 9/01/21
                 (Alternative Minimum Tax)

        3,000   Pennsylvania Higher Education Assistance Agency, Student Loan               9/02 at 102          AAA       3,111,990
                 Revenue Bonds, Fixed Rate Bonds, 1992 Series C, 6.400%, 3/01/22
                 (Alternative Minimum Tax)

        3,825   Pennsylvania State University Bonds, Refunding Bonds,                       3/01 at 102          AA-       3,976,508
                 Series 1992, 6.250%, 3/01/11

        2,900   Scranton-Lackawanna Health and Welfare Authority, University                3/02 at 102           A-       3,013,042
                 Revenue Bonds (University of Scranton Project), 1992 Series A,
                 6.500%, 3/01/13

        8,445   Swarthmore Borough Authority, College Revenue Bonds,                        9/08 at 100          Aaa       8,195,450
                 Series of 1998 (Swarthmore College), 5.000%, 9/15/28

          340   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102          N/R         359,751
                 College Revenue Bonds, Refunding Series B of 1992 (Misericordia
                 College), 7.750%, 12/01/12

          645   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102          N/R         697,677
                 College Revenue Bonds, Refunding Series A of 1992 (Misericordia
                 College), 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 2.5%

        3,520   Hospitals and Higher Education Facilities Authority of Philadelphia,       12/01 at 102          AAA       3,672,486
                 Hospital Revenue Refunding Bonds, Series of 1991 (Magee
                 Rehabilitation Hospital Project), 7.000%, 12/01/10

        5,500   Health Care Facilities Authority of Sayre, Variable Rate Hospital           6/01 at 103          AAA       5,722,585
                 Revenue Bonds (VHA of Pennsylvania, Inc. - Capital Asset
                 Financing Program), Series of 1985E (Guthrie Healthcare System
                 Conversion), 7.200%, 12/01/20


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 0.3%

          990   Urban Redevelopment Authority of Pittsburgh, Redevelopment                  2/02 at 102            A       1,019,502
                 Mortgage Revenue Bonds, 1992 Series C, 7.125%, 8/01/13
                 (Alternative Minimum Tax)





   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 10.4%

$       1,995   Allegheny County Residential Finance Authority, Single Family              11/08 at 102          Aaa   $   1,942,532
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

        9,550   Allegheny County Residential Finance Authority, Single Family              No Opt. Call          Aaa       1,520,265
                 Mortgage Revenue Bonds, 1994 Series Z, 0.000%, 5/01/27
                 (Alternative Minimum Tax)

           50   Redevelopment Authority of the City of Altoona, Home Improvement           12/01 at 102           A3          51,466
                 Loan Revenue Bonds, Series of 1991 (Cities of Altoona and
                 Meadville Program) (FHA-Title1-Insured Loans), 7.150%, 12/01/09
                 (Alternative Minimum Tax)

        1,405   Redevelopment Authority of the County of Berks, Senior Single              No Opt. Call           A+       1,486,729
                 Family Mortgage Revenue Bonds, 1986 Series A,
                 8.000%, 12/01/17 (Alternative Minimum Tax)

        3,195   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102          AA+       3,331,107
                 Revenue Bonds, Series 1992-33, 6.900%, 4/01/17

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/02 at 102          AA+       1,036,770
                 Revenue Bonds, Series 1992-34B, 7.000%, 4/01/24
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/05 at 102          AA+       2,099,040
                 Revenue Bonds, Series 1995-46, 6.200%, 10/01/14
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       1,028,720
                 Revenue Bonds, Series 1996-48, 6.150%, 4/01/25
                 (Alternative Minimum Tax)

        5,725   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       5,990,468
                 Revenue Bonds, Series 1996-49, 6.450%, 4/01/25
                 (Alternative Minimum Tax)

        4,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       4,183,720
                 Revenue Bonds, Series 1996-50B, 6.350%, 10/01/27
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       5,182,050
                 Revenue Bonds, Series 1996-52B, 6.250%, 10/01/24
                 (Alternative Minimum Tax)

        5,000   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2          AA+       5,061,200
                 Revenue Bonds, Series 1997-59A, 5.750%, 10/01/23
                 (Alternative Minimum Tax)

        1,475   Urban Redevelopment Authority of Pittsburgh, Mortgage                       4/06 at 102          AAA       1,521,109
                 Revenue Bonds, 1996 Series C, 6.550%, 4/01/28
                 (Alternative Minimum Tax)

        1,095   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue               4/07 at 102          AAA       1,141,417
                 Bonds, 1997 Series A, 6.250%, 10/01/28 (Alternative Minimum Tax)

        2,865   Urban Redevelopment Authority of Pittsburgh, Mortgage Revenue              10/01 at 102          AAA       2,932,700
                 Bonds, 1991 Series G, 7.050%, 4/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care-- 0.9%

        3,225   Montgomery County Higher Education and Health Authority,                    1/06 at 101          BBB       2,904,758
                 Mortgage Revenue Bonds, Series 1996 (Waverly Heights Project),
                 6.375%, 1/01/26

          485   The Hospitals and Higher Education Facilities Authority of Philadelphia,    8/02 at 102           A+         504,153
                 Hospital Revenue Bonds, Series 1992A (Children's Seashore
                 House), 7.000%, 8/15/03


------------------------------------------------------------------------------------------------------------------------------------
                Tax-Obligation/General---13.7%

        3,550   County of Alleghney, General Obligation Bonds, Series 52,                   5/11 at 100          AAA       3,559,585
                 5.250%, 11/01/23  (DD, settling 01/02/01)

        3,120   County of Allegheny, General Obligation Refunding Bonds,                    5/11 at 100          AAA       3,158,282
                 Series C-53, 5.250%, 11/01/20 (DD, settling 01/02/01)

        2,000   Canon-McMillan School District, Washington County, General                 No Opt. Call          AAA         524,920
                 Obligation Bonds, 0.000%, 12/01/25 (WI, settling 01/03/01)

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Guaranteed Revenue Bonds, Series B of 1998:
        2,750    0.000%, 5/01/24                                                        5/16 at 68 1/32          AAA         756,030
        2,750    0.000%, 11/01/24                                                       5/16 at 66 5/16          AAA         735,405
        5,160    0.000%, 5/01/25                                                        5/16 at 64 9/16          AAA       1,342,219




                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)



   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General (continued)

                Mckeesport Area School District, Allegheny County, General Obligation
                Bonds, Series of 1999C:
$       3,430    0.000%, 10/01/23                                                          No Opt. Call          AAA   $   1,017,990
        3,380    0.000%, 10/01/24                                                          No Opt. Call          AAA         948,834
        3,420    0.000%, 10/01/25                                                          No Opt. Call          AAA         910,062
        2,340    0.000%, 10/01/26                                                          No Opt. Call          AAA         588,767
        2,340    0.000%, 10/01/27                                                          No Opt. Call          AAA         557,037
        2,340    0.000%, 10/01/29                                                          No Opt. Call          AAA         498,537

        7,500   County of Montgomery, General Obligation Bonds, Series 1999,                7/09 at 100          Aaa       7,292,550
                 5.000%, 7/15/24

        6,000   Commonwealth of Pennsylvania, General Obligation Bonds,                 3/02 at 101 1/2           AA       6,228,960
                 First Series of 1992, 6.375%, 9/15/11

       15,000   The School District of Philadelphia, General Obligation Bonds,              9/05 at 101          AAA      15,287,850
                 Series B of 1995, 5.500%, 9/01/25

        5,000   State Public School Building Authority, School Revenue Bonds                3/01 at 100          AAA       5,019,250
                 (Hazelton Area School District Project), Series J of 1991,
                 6.500%, 3/01/08

        2,000   Sto-Rox School District, Allegheny County, General Obligation              12/10 at 100          AAA       2,124,780
                 Bonds, Series 2000, 5.800%, 6/15/30


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited - 5.1%

        4,390   Fairview Township Authority, York County, Guaranteed Sewer                 11/01 at 100          AAA       4,472,927
                 Revenue Bonds, Series of 1991, 6.700%, 11/01/21

        9,225   Pennsylvania Intergovernmental Cooperation Authority,                       6/09 at 100          AAA       8,719,378
                 Special Tax Revenue Refunding Bonds (City of Philadelphia
                 Funding Program), Series of 1999, 4.750%, 6/15/23

        3,500   Pennsylvania Turnpike Commission, Oil Franchise Tax Senior                 12/08 at 100          AAA       3,266,305
                 Revenue Bonds, Series A of 1998, 4.750%, 12/01/27

        1,090   Urban Redevelopment Authority of Pittsburgh, Tax Increment                 11/09 at 100           A2       1,135,028
                 Bonds (Center Triangle Tax Increment Financing District -
                 PNC Bank Corp. Project), Series A of 1999, 6.100%, 5/01/19

        1,200   Southeastern Pennsylvania Transportation Authority, Special                 3/09 at 101          AAA       1,114,836
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 6.0%

        2,500   County of Allegheny, Airport Revenue Bonds, Series 1992A                    1/02 at 102          AAA       2,599,100
                 and 1992B (Greater Pittsburgh International Airport),
                 6.625%, 1/01/22 (Alternative Minimum Tax)

        2,000   Lehigh-Northampton Airport Authority, Lehigh Valley Airport                 5/10 at 100          Aaa       2,110,580
                 System, Airport Revenue Bonds, Series 2000A, 6.000%, 5/15/30
                 (Alternative Minimum Tax)

        1,650   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,                  12/01 at 102          AA-       1,712,832
                 Series N of 1991, 6.500%, 12/01/13

          735   Pennsylvania Turnpike Commission, Revenue Bonds, Series O                  12/02 at 102          AAA         749,355
                 of 1992, 5.500%, 12/01/17

                Philadelphia Authority for Industrial Development, Airport
                Revenue Bonds, Series 1998A (Philadelphia Airport System
                Project):
        7,315    5.000%, 7/01/23 (Alternative Minimum Tax)                                  7/08 at 101          AAA       6,950,128
        5,085    5.125%, 7/01/28 (Alternative Minimum Tax)                                  7/08 at 101          AAA       4,864,769

        3,250   Philadelphia Parking Authority, Airport Parking Revenue Bonds,              9/09 at 101          AAA       3,256,338
                 Series of 1999, 5.250%, 9/01/29


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 39.3%

        6,300   Allegheny County Hospital Development Authority, Hospital                  10/01 at 100      BBB+***       6,439,545
                 Revenue Bonds, Series 1991A (St. Margaret Memorial Hospital),
                 7.125%, 10/01/21 (Pre-refunded to 10/01/01)

        1,355   Bensalem Township School District, Bucks County, General                    7/06 at 100          AAA       1,465,582
                 Obligation Bonds, Series of 1996, 5.850%, 7/15/12
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties,
                Water Revenue Bonds, Series of 1992:
        3,045    6.250%, 11/15/11 (Pre-refunded to 11/15/01)                               11/01 at 100          AAA       3,104,926
        4,000    6.250%, 11/15/21 (Pre-refunded to 11/15/01)                               11/01 at 100          AAA       4,078,720

        5,000   Butler County Hospital Authority, Hospital Revenue Bonds,                   6/01 at 102          AAA       5,160,700
                 Series 1991A (North Hills Passavant Hospital), 7.000%, 6/01/22
                 (Pre-refunded to 6/01/01)

        3,470   Delaware County Authority, University Revenue Bonds,                        8/01 at 100          AAA       3,529,233
                 Series of 1991 (Villanova University), 6.900%, 8/01/16
                 (Pre-refunded to 8/01/01)

        3,400   Erie County Hospital Authority, Hospital Revenue Bonds,                     2/01 at 102          AAA       3,480,716
                 1991 Series A (Hamot Medical Center), 7.100%, 2/15/10
                 (Pre-refunded to 2/15/01)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       2,000   Hampton Township School District, Allegheny County, General                11/04 at 100          AAA   $   2,187,000
                 Obligation Bonds, Series of 1995, 6.750%, 11/15/21
                 (Pre-refunded to 11/15/04)

        3,400   Lehigh County General Purpose Authority, College Revenue Bonds,             6/02 at 100          AAA       3,529,132
                 Series of 1992 (Allentown College  of St. Francis de Sales Project),
                 6.750%, 12/15/12 (Pre-refunded to 6/15/02)

        3,130   McKean County Solid Waste Authority, Guaranteed Solid Waste                 1/02 at 100          AAA       3,212,037
                 Revenue Bonds, Series of 1992, 6.650%, 1/01/12
                 (Pre-refunded to 1/01/02)

        4,500   Pennsylvania Turnpike Commission, Revenue Bonds, Series I                  12/01 at 102          AAA       4,717,575
                 of 1986, 7.200%, 12/01/17 (Pre-refunded to 12/01/01)

        1,250   Philadelphia Authority for Industrial Development,                          5/02 at 102       N/R***       1,313,375
                 Revenue Bonds, Series of 1992 (National Board of Medical
                 Examiners Project), 6.750%, 5/01/12 (Pre-refunded to 5/01/02)

        4,270   City of Philadelphia, Gas Works Revenue Bonds, Thirteenth                   6/01 at 102          AAA       4,426,453
                 Series, 7.700%, 6/15/21 (Pre-refunded to 6/15/01)

        8,530   The Hospitals and Higher Education Facilities Authority                     8/01 at 102        Aa***       8,835,886
                 of Philadelphia, Refunding Revenue Bonds, (Saint Agnes
                 Medical Center Project - FHA-Insured Mortgage), Series 1991,
                 7.250%, 8/15/31 (Pre-refunded to 8/15/01)

        1,850   The School District of Philadelphia, General Obligation Bonds,          5/02 at 100 3/4          AAA       1,923,297
                 Series A of 1992, 6.500%, 5/15/05 (Pre-refunded to 5/15/02)

        2,800   The School District of Philadelphia, General Obligation Bonds,              7/01 at 102          AAA       2,869,412
                 Series B of 1991, 7.000%, 7/01/05 (Pre-refunded to 7/01/01)

       10,625   City of Philadelphia, Water and Sewer Revenue Bonds,                        8/01 at 100          AAA      10,812,213
                 Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)

        8,800   The Hospitals and Higher Education Facilities Authority                    12/01 at 102       N/R***       9,215,448
                 of Philadelphia, Hospital Revenue Bonds, Series of 1991
                 (Presbyterian Medical Center of Philadelphia), 7.250%, 12/01/21
                 (Pre-refunded to 12/01/01)

        6,110   The Hospitals and Higher Education Facilities Authority                     2/02 at 102          Aaa       6,390,877
                 of Philadelphia, Hospital Revenue Bonds, Series A of 1992
                 (The Children's Hospital of Philadelphia Project), 6.500%, 2/15/21
                 (Pre-refunded to 2/15/02)

                The Philadelphia Municipal Authority, Justice Lease Revenue Bonds,
                1991 Series B:
        1,500    7.100%, 11/15/11 (Pre-refunded to 11/15/01)                               11/01 at 102          AAA       1,569,270
        9,900    7.125%, 11/15/18 (Pre-refunded to 11/15/01)                               11/01 at 102          AAA      10,359,261

        3,000   The Pittsburgh Water and Sewer Authority, Water and Sewer                  No Opt. Call          AAA       3,260,610
                 System Revenue Refunding Bonds, Series of 1986, 7.625%, 9/01/04

        7,065   The Pittsburgh Water and Sewer Authority, Water and Sewer System            9/01 at 102          AAA       7,321,671
                 Revenue Refunding Bonds, Series A of 1991, 6.500%, 9/01/14
                 (Pre-refunded to 9/01/01)

        2,500   Saint Mary Hospital Authority, Hospital Revenue Bonds,                      7/02 at 102          AAA       2,634,700
                 Series 1992A (Franciscan Health System/Saint Mary Hospital
                 of Langhorne Inc.), 6.500%, 7/01/12 (Pre-refunded to 7/01/02)

        8,475   Somerset County General Authority, Commonwealth Lease                      10/01 at 100          AAA       8,675,180
                 Revenue Bonds, Series of 1991, 7.000%, 10/15/13
                 (Pre-refunded to 10/15/01)

        3,500   Upper Merion Area School District, Montgomery County,                       9/01 at 100       Aa2***       3,567,060
                 General Obligation Bonds, Series of 1993, 6.900%, 9/01/16
                 (Pre-refunded to 9/01/01)

        3,000   Warrington Township Municipal Authority, Bucks County,                     11/15 at 100          AAA       3,736,620
                 Water and Sewer Revenue Bonds, Series of 1991,
                 7.100%, 12/01/21 (Pre-refunded to 11/15/15)

        5,000   West Chester Area School District, Chester and Delaware Counties,           1/01 at 100       Aa1***       5,005,800
                 General Obligation Bonds, Series A of 1991,
                 6.700%, 1/15/11 (Pre-refunded to 1/15/01)

        5,450   The Municipal Authority of the Borough of West View, Allegheny             No Opt. Call          AAA      7,351,723
                 County, Special Obligation Bonds, Series of 1985A, 9.500%, 11/15/14

        5,000   County of Westmoreland, General Obligation Bonds, Series of 1992,           8/01 at 100          AAA       5,078,600
                 6.700%, 8/01/09 (Pre-refunded to 8/01/01)


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 3.8%

        3,750   Delaware County Industrial Development Authority, Pollution                 4/01 at 102            A       3,844,838
                 Control Revenue Refunding Bonds, 1991 Series A (Philadelphia
                 Electric Company Project), 7.375%, 4/01/21

          380   Greater Lebanon Refuse Authority, Lebanon County, Solid Waste              11/02 at 100           A-         391,164
                 Revenue Bonds, Series of 1992, 7.000%, 11/15/04




                            Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Utilities (continued)

$       4,000   Lehigh County Industrial Development Authority, Pollution Control           8/05 at 102          AAA   $   4,249,759
                 Revenue Refunding Bonds, 1995 Series A (Pennsylvania Power
                 and Light Company Project), 6.150%, 8/01/29

        5,500   Montgomery County Industrial Development Authority, Resource                1/03 at 100           A+       5,638,049
                 Recovery Revenue Bonds, Series 1989 (Montgomery County
                 Project), 7.500%, 1/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 5.7%

        3,000   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102            A       3,168,719
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania Gas
                 and Water Company Project), 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        3,550   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102            A       3,756,716
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and Water
                 Company Project), 7.125%, 12/01/22 (Alternative Minimum Tax)

        5,000   Luzerne County Industrial Development Authority, Exempt                    12/04 at 102          AAA       5,491,599
                 Facilities Revenue Refunding Bonds, 1994 Series A (Pennsylvania
                 Gas and Water Company Project), 7.000%, 12/01/17
                 (Alternative Minimum Tax)

       20,000   Pittsburgh Water and Sewer Authority, Water and Sewer System               No Opt. Call          AAA       5,029,399
                 First Lien Revenue Bonds, Series B of 1998, 0.000%, 9/01/26

       12,625   Municipal Authority of Westmoreland County, Municipal Service              No Opt. Call          AAA       3,772,602
                 Revenue Bonds, Series of 1999A, 0.000%, 8/15/23
------------------------------------------------------------------------------------------------------------------------------------
$     419,735   Total Investments (cost $357,573,192) - 99.7%                                                            368,885,950
                --------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 0.3%                                                                      1,278,337
                --------------------------------------------------------------------------------------------------------------------
                 Net Assets - 100%                                                                                     $ 370,164,287
                --------------------------------------------------------------------------------------------------------------------



            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

           **               Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

          *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

          N/R               Investment is not rated.

         (DD)               Security purchased on a delayed delivery basis.

         (WI)               Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)

                            Portfolio of
                                       INVESTMENTS December 31, 2000 (Unaudited)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Basic Materials - 0.1%

$         500   Erie County Industrial Development Authority, Environmental                 9/10 at 101         BBB+   $     497,240
                 Improvement Revenue Refunding Bonds, 2000 Series B,
                 6.000%, 9/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Capital Goods - 0.5%

        2,000   New Morgan Industrial Development Authority, Solid Waste                    4/04 at 102          BB-       1,852,040
                 Disposal Revenue Bonds (New Morgan Landfill Company,
                 Inc. Project), Series 1994, 6.500%, 4/01/19 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Education and Civic Organizations - 9.9%

        4,000   Allegheny County Higher Education Building Authority, College               5/09 at 102            A       3,830,280
                 Revenue Bonds, Series A of 1999 (Thiel College), 5.375%, 11/15/29

        3,000   Chester County Health and Education Facilities Authority, College          10/08 at 102         BBB-       2,748,270
                 Revenue Bonds, Series of 1998 (Immaculata College), 5.625%, 10/15/27

        1,350   Lancaster Higher Education Authority, College Revenue Bonds,                4/03 at 100          AAA       1,379,970
                 Series of 1993 (Franklin and Marshall College Project), 5.700%, 4/15/13

       10,000   Pennsylvania Higher Education Assistance Agency, Student Loan               1/03 at 102          AAA      10,354,100
                 Revenue Bonds, 1988 Series D, 6.050%, 1/01/19
                 (Alternative Minimum Tax)

        3,250   Pennsylvania Higher Education Facility Authority, College Revenue          11/03 at 102          AAA       3,456,765
                 Refunding Bonds, Series 1993A (Allegheny College), 6.100%, 11/01/08

        1,000   Pennsylvania Higher Educational Facilities Authority, University            5/08 at 101          Aaa       1,007,650
                 Revenue Bonds, Series of 1998 (LaSalle University), 5.250%, 5/01/23

        2,100   Pennsylvania Higher Educational Facilities Authority, University            6/10 at 100           AA       2,213,400
                 Revenue Bonds, Series 2000 (Philadelphia University), 6.000%, 6/01/29

        4,615   Pennsylvania Higher Educational Facilities Authority, Revenue               7/03 at 102          AAA       4,750,958
                 Bonds, 1993 Series A (Widener University), 5.250%, 7/15/11

        3,340   State Public School Building Authority, College Revenue Bonds,              3/03 at 100          AAA       3,416,887
                 Series U of 1993 (Northampton County Area Community
                 College Project), 5.850%, 3/15/15

          865   The General Municipal Authority of the City of Wilkes-Barre,               12/02 at 102          N/R         915,248
                 College Revenue Bonds, Refunding Series B  of 1992
                 (Misericordia College), 7.750%, 12/01/12


------------------------------------------------------------------------------------------------------------------------------------
                Healthcare - 11.4%

        8,500   Allegheny County Hospital Development Authority, Hospital                   5/06 at 102          AAA       8,816,795
                 Revenue Bonds, Series A of 1996 (South Hills Health System),
                 5.875%, 5/01/26

       14,000   Allegheny County Hospital Development Authority, Health                     4/07 at 102          AAA      14,283,780
                 Center Revenue Bonds, Series 1997A (University of Pittsburgh
                 Medical Center System), 5.625%, 4/01/27

        8,400   Montgomery County Higher Education and Health Authority,                    1/09 at 101          AAA       8,006,628
                 Revenue Bonds, Series 1998 (Pottstown Healthcare
                 Corporation), 5.000%, 1/01/27

          485   Montgomery County Higher Education and Health Authority,                    6/03 at 102          AAA         501,577
                 Hospital Revenue Bonds, Series A of 1993 (Abington
                 Memorial Hospital), 6.000%, 6/01/22

        4,700   Pennsylvania Higher Educational Facilities Authority,                       1/06 at 101            A       4,525,442
                 The University of Pennsylvania Health  Services Revenue
                 Bonds, Series A of 1996, 5.750%, 1/01/22

                City of Pottsville Hospital Authority, Hospital Revenue Bonds,
                Series of 1998 (The Pottsville Hospital and Warne Clinic):
        2,000    5.500%, 7/01/18                                                            7/08 at 100         BBB-       1,656,000
        2,000    5.625%, 7/01/24                                                            7/08 at 100         BBB-       1,628,080


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 3.9%

        4,345   Bucks County Redevelopment Authority, Second Lien                           8/03 at 100         Baa2       4,325,013
                 Multifamily Mortgage Revenue Bonds, Series 1993A (Section 8
                 Assisted Country Commons Apartments), 6.200%, 8/01/14
                 (Alternative Minimum Tax)




                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily (continued)

$       1,665   Luzerne County Housing Corporation, Mortgage Revenue Refunding              7/03 at 100          Aaa   $   1,680,917
                 Bonds, Series 1993 (FHA-Insured Mortgage Loan - Freeland
                 Apartments Section 8 Assisted Project), 6.125%, 7/15/23

        5,000   Pennsylvania Housing Finance Agency, Rental Housing Refunding               7/02 at 102          AAA       5,190,000
                 Bonds, Issue 1992, 6.400%, 7/01/12

        2,345   Swissvale Housing Development Corporation (An Instrumentality               7/03 at 100           Aa       2,367,700
                 of the Allegheny County Housing Authority), Multifamily Mortgage
                 Revenue Refunding Bonds, Series 1993C (FHA-Insured Mortgage
                 Loan - Section 8 Assisted Swissvale Project), 6.100%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                Housing/Single Family - 9.3%

        3,250   Allegheny County Residential Finance Authority, Single Family              11/08 at 102          Aaa       3,164,525
                 Mortgage Revenue Bonds, 1998 Series DD-2, 5.400%, 11/01/29
                 (Alternative Minimum Tax)

        1,355   Allegheny County, Residential Finance Authority, Single Family             11/10 at 100          Aaa       1,381,206
                 Mortgage Revenue Bonds, 2000 Series II-2, 5.900%, 11/01/32
                 (Alternative Minimum Tax)

        2,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/03 at 102          AA+       2,016,640
                  Revenue Bonds, Series 1993-37A, 5.450%, 10/01/17

        1,120   Pennsylvania Housing Finance Agency, Single Family Mortgage                No Opt. Call          AA+       1,244,634
                 Revenue Bonds, Series 1996-47, 6.750%, 10/01/06
                 (Alternative Minimum Tax)

        3,305   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       3,431,714
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

        2,750   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/06 at 102          AA+       2,846,250
                 Revenue Bonds, Series 1997-54A, 6.150%, 10/01/22
                 (Alternative Minimum Tax)

                Pennsylvania Housing Finance Agency, Single Family Mortgage
                Revenue Bonds, Series 1997-56A:
        1,500    6.050%, 10/01/16 (Alternative Minimum Tax)                                 4/07 at 102          AA+       1,567,770
        4,000    6.150%, 10/01/27 (Alternative Minimum Tax)                                 4/07 at 102          AA+       4,140,760

        1,635   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/07 at 101 1/2          AA+       1,663,596
                 Revenue Bonds, Series 1997-58A, 5.950%, 10/01/28
                 (Alternative Minimum Tax)

        1,645   Pennsylvania Housing Finance Agency, Single Family Mortgage            10/07 at 101 1/2          AA+       1,686,651
                 Revenue Bonds, Series 1997-59A, 5.700%, 4/01/17
                 (Alternative Minimum Tax)

        1,200   Pennsylvania Housing Finance Agency, Single Family Mortgage             4/08 at 101 1/2          AA+       1,196,868
                 Revenue Bonds, Series 1998-62A, 5.500%, 10/01/22
                 (Alternative Minimum Tax)

        1,500   Urban Redevelopment Authority of Pittsburgh, Mortgage                       4/06 at 102          AAA       1,550,535
                 Revenue Bonds, 1996 Series C, 6.500%, 10/01/23
                 (Alternative Minimum Tax)

                Urban Redevelopment Authority of Pittsburgh, Mortgage
                Revenue Bonds,1997 Series A:
          845    6.150%, 10/01/16 (Alternative Minimum Tax)                                 4/07 at 102          AAA         889,439
          765    6.200%, 10/01/21 (Alternative Minimum Tax)                                 4/07 at 102          AAA         797,597

        1,375   Urban Redevelopment Authority of Pittsburgh, Mortgage                       4/03 at 102          AAA       1,433,946
                 Revenue Bonds, 1992 Series D, 6.500%, 4/01/17

        2,460   Urban Redevelopment Authority of Pittsburgh, Mortgage                       4/03 at 102          AAA       2,561,155
                 Revenue Bonds, 1992 Series C-1, 6.800%, 10/01/25
                 (Alternative Minimum Tax)

          615   Urban Redevelopment Authority of Pittsburgh, Mortgage                       4/04 at 102          AAA         651,679
                 Revenue Bonds, 1994 Series B, 6.950%, 10/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                Industrial/Other - 0.6%

        2,165   Montgomery County Industrial Development Authority,                         6/03 at 102          N/R       2,108,472
                 Health Facilities Revenue Bonds, Series of 1993 (Emergency
                 Care Research Institute Project), 6.850%, 6/01/13


------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care - 3.0%

        1,230   Pennsylvania Economic Development Financing Authority,                      6/08 at 100          BBB         960,409
                 Revenue Bonds, Series A of 1998 (Northwestern Human
                 Services, Inc. Project), 5.250%, 6/01/28

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Series of 2000 (Dr. Gertrude A. Barber Center Inc.):
        1,000    6.150%, 12/01/20                                                          No Opt. Call           AA       1,000,360
        2,000    5.900%, 12/01/30                                                          12/10 at 100           AA       2,040,060




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Long-Term Care (continued)

                Philadelphia Authority for Industrial Development, Health Care
                Facilities Revenue Bonds, Series 1998A (Pauls Run):
$       1,350    5.750%, 5/15/18                                                            5/08 at 102          N/R   $   1,117,935
        1,650    5.875%, 5/15/28                                                            5/08 at 102          N/R       1,319,159

        4,000   Philadelphia Hospital and Higher Educational Facilities                     8/03 at 102         BBB+       4,065,120
                 Authority of Philadelphia, Revenue Refunding Bonds,
                 Series 1992 (Philadelphia MR Project), 5.625%, 8/01/04


----------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/General - 5.5%

                Chichester School District, Delaware County, General Obligation
                Bonds, Series of 1999:
        3,125    0.000%, 3/01/23                                                           No Opt. Call          AAA         947,563
        3,125    0.000%, 3/01/24                                                           No Opt. Call          AAA         895,906
        3,125    0.000%, 3/01/25                                                           No Opt. Call          AAA         846,875

        2,110   Fayette County, General Obligation Bonds, Series 2000, 5.625%, 11/15/28    11/10 at 100          AAA       2,189,357

                Redevelopment Authority of the City of Harrisburg, Dauphin
                County, Guaranteed Revenue Bonds, Series B of 1998:
        1,750    0.000%, 5/01/22                                                        5/16 at 75 9/16          AAA         539,070
        2,750    0.000%, 11/01/22                                                        5/16 at 73 5/8          AAA         824,065
        2,750    0.000%, 5/01/23                                                       5/16 at 71 23/32          AAA         800,415
        2,750    0.000%, 11/01/23                                                        5/16 at 69 7/8          AAA         778,608

        4,305   County of Montgomery, General Obligation Bonds, Series B                   10/06 at 100          Aaa       4,353,733
                 of 1996, 5.375%, 10/15/21

        2,000   School District of Philadelphia, General Obligation Refunding              No Opt. Call          AAA       2,264,980
                 Bonds, Series A of 1995, 6.250%, 9/01/09

        3,500   The School District of Philadelphia, General Obligation Bonds,              4/09 at 100          AAA       3,163,930
                 Series A of 1999, 4.500%, 4/01/23

        1,305   Wallenpaupack Area School District, Wayne and Pike Counties,                4/01 at 100          AAA       1,308,054
                 General Obligation Bonds, Series of 1993, 5.500%, 4/01/11


------------------------------------------------------------------------------------------------------------------------------------
                Tax Obligation/Limited---16.1%

        4,060   Delaware Valley Regional Finance Authority, Local Government                4/06 at 100          AAA       4,258,940
                 Revenue Bonds, Series A, 6.000%, 4/15/26

       17,895   Harrisburg Authority, Dauphin County, Tax-Exempt Revenue                    9/07 at 100          AAA      18,375,660
                 Bonds (The City of Harrisburg Project), Series II of 1997,
                 5.625%, 9/15/22

                Pennsylvania Industrial Development Authority, Economic
                Development Revenue Bonds, Series 1994:
        2,000    7.000%, 7/01/06                                                           No Opt. Call          AAA       2,257,540
        1,550    7.000%, 1/01/07                                                           No Opt. Call          AAA       1,763,730
        1,000    7.000%, 7/01/07                                                           No Opt. Call          AAA       1,147,840

        9,000   Public Auditorium Authority of Pittsburgh and Allegheny                     8/09 at 101          AAA       7,983,630
                 County, Hotel Room Exercise Tax Revenue Bonds, Series
                 of 1999, 4.500%, 2/01/29

       20,775   Southeastern Pennsylvania Transportation Authority, Special                 3/09 at 101          AAA      19,300,598
                 Revenue Bonds, Series A of 1999, 4.750%, 3/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Transportation - 0.7%

        2,300   County of Allegheny, Airport Revenue Refunding Bonds,                       1/08 at 101          AAA       2,305,198
                 Series 1997A (Pittsburgh International Airport),
                 5.250%, 1/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed - 14.0%

          750   Allegheny County Hospital Development Authority, Health                     6/02 at 102       N/R***         792,533
                 and Education Revenue Bonds, Series 1992 (The Rehabilitation
                 Institute of Pittsburgh Project), 7.000%, 6/01/22
                 (Pre-refunded to 6/01/02)

        3,000   Allegheny County Hospital Development Authority, Health                    11/02 at 100          AAA       3,114,270
                 Center Revenue Bonds, Series 1992A (Presbyterian University
                 Health System, Inc. Project), 6.250%, 11/01/23
                 (Pre-refunded to 11/01/02)

        2,000   Bangor Area School District, Northampton County, General                    3/06 at 100          AAA       2,121,860
                 Obligation Bonds, Series B of 1996, 5.500%, 3/15/18
                 (Pre-refunded to 3/15/06)

        2,500   Bensalem Township School District, Bucks County, General                    7/06 at 100          AAA       2,707,075
                 Obligation Bonds, Series of 1996, 5.875%, 7/15/16
                 (Pre-refunded to 7/15/06)

                Bethlehem Authority, Northampton and Lehigh Counties, Water
                Revenue Bonds, Series A of 1992:
        3,785    6.100%, 11/15/18 (Pre-refunded to 11/15/02)                               11/02 at 100          AAA       3,924,099
        3,100    6.100%, 11/15/21 (Pre-refunded to 11/15/02)                               11/02 at 100          AAA       3,213,925




                            Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY) (continued)

                                    Portfolio of INVESTMENTS December 31, 2000 (Unaudited)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$       1,500   Fort LeBoeuf School District, Erie County, General Obligation Bonds,        1/03 at 100          AAA   $   1,549,050
                 Series A of 1993, 5.800%, 1/01/16 (Pre-refunded to 1/01/03)

        3,500   Hollidaysburg Sewer Authority, Guaranteed Sewer Revenue                     1/03 at 100          AAA       3,634,470
                 Bonds, Series of 1993, 6.100%, 1/01/23 (Pre-refunded to 1/01/03)

        1,500   Ligonier Valley School District, Westmoreland County, General               3/04 at 100          AAA       1,583,190
                 Obligation Bonds, Series of 1994, 6.000%, 3/01/23
                 (Pre-refunded to 3/01/04)

        2,015   Montgomery County Higher Educational and Health Authority,                  6/03 at 102          AAA       2,138,157
                 Hospital Revenue Bonds, Series A of 1993 (Abington Memorial
                 Hospital), 6.000%, 6/01/22 (Pre-refunded to 6/01/03)

        1,570   Pennsylvania Higher Educational Facilities Authority, College and          No Opt. Call          Aaa       1,889,385
                 University Revenue Bonds, 9th Series, 7.625%, 7/01/15

        1,005   The Hospitals and Higher Education Facilities Authority                     5/04 at 102          AAA       1,083,139
                 of Philadelphia, Community College Revenue Bonds,
                 Series of 1994, 6.100%, 5/01/10 (Pre-refunded to 5/01/04)

                City of Philadelphia, Water and Wastewater Revenue Bonds,
                Series 1993:
          955    5.750%, 6/15/13 (Pre-refunded to 6/15/03)                                  6/03 at 102          AAA       1,008,451
          915    5.500%, 6/15/14 (Pre-refunded to 6/15/03)                                  6/03 at 102          AAA         960,915

                The Hospitals and Higher Education Facilities Authority of
                Philadelphia, Hospital Revenue Bonds, Series of 1993
                (Presbyterian Medical Center of Philadelphia):
        1,000    6.500%, 12/01/11                                                          12/03 at 102          AAA       1,144,710
        3,690    6.650%, 12/01/19                                                          12/03 at 102          AAA       4,369,329

        1,750   Pine-Richland School District, Allegheny County,                            9/03 at 100          AAA       1,838,288
                 General Obligation Bonds, Series A of 1993,
                 6.100%, 9/01/18 (Pre-refunded to 9/01/03)

        3,660   Rose Tree Media School District, Delaware County,                           9/01 at 100          AAA       3,730,272
                 General Obligation Bonds, Series of 1993,
                 6.700%, 3/15/12 (Pre-refunded to 9/15/01)

        2,500   Schuylkill Valley School District, Berks County,                            4/03 at 100          AAA       2,595,525
                 General Obligation Bonds, Series of 1993,
                 5.850%, 4/15/13 (Pre-refunded to 4/15/03)

        2,695   Wallenpaupack Area School District, Wayne and Pike                          4/01 at 100          AAA       2,705,376
                 Counties, General Obligation Bonds, Series of 1993,
                 5.500%, 4/01/11 (Pre-refunded to 4/01/01)

        1,650   The Municipal Authority of the Borough of West View,                       No Opt. Call          AAA       2,225,751
                 Allegheny County, Special Obligation Bonds, Series of 1985A,
                 9.500%, 11/15/14


------------------------------------------------------------------------------------------------------------------------------------
                Utilities - 12.9%

        8,000   Beaver County Industrial Development Authority, Exempt Facilities           6/08 at 102          AAA       7,915,840
                 Revenue Bonds, 1998 Series A (Shippingport Project),
                 5.375%, 6/01/28 (Alternative Minimum Tax)

        4,000   Carbon County Industrial Development Authority, Resource                   No Opt. Call         BBB-       4,122,880
                 Recovery Revenue Refunding Bonds, 2000 Series (Panther
                 Creek Partners Project), 6.650%, 5/01/10 (Alternative Minimum Tax)

        7,590   Indiana County Industrial Development Authority, Pollution                  5/07 at 102          AAA       7,939,216
                 Control Revenue Bonds, 1997 Series A (Metropolitan Edison
                 Company Project), 5.950%, 5/01/27 (Alternative Minimum Tax)

       16,000   Lehigh County Industrial Development Authority, Pollution                  11/02 at 102          AAA      16,791,040
                 Control Revenue Refunding Bonds, 1992 Series A (Pennsylvania
                 Power and Light Company Project), 6.400%, 11/01/21

        8,000   City of Philadelphia, Gas Works Revenue Bonds,                              7/09 at 101          AAA       7,688,880
                 1998 General Ordinance, Second Series, 5.000%, 7/01/29


------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 10.7%

        2,000   Allegheny County Sanitary Authority, Sewer Revenue Bonds,                  12/10 at 101          AAA       2,057,200
                 Series of 2000, 5.500%, 12/01/30

        1,975   Delaware County Industrial Development Authority,                           6/02 at 102          AAA       2,064,843
                 Water Facilities Revenue Refunding Bonds, Series of 1992
                 (Philadelphia Suburban Water Company Project), 6.500%, 6/01/10

        7,350   Luzerne County Industrial Development Authority, Exempt Facilities         10/02 at 102            A       7,763,364
                 Revenue Refunding Bonds, 1992 Series A (Pennsylvania
                 Gas and Water Company Project), 7.200%, 10/01/17
                 (Alternative Minimum Tax)

        4,500   Luzerne County Industrial Development Authority, Exempt Facilities         12/02 at 102            A       4,762,035
                 Revenue Bonds, 1992 Series B (Pennsylvania Gas and
                 Water Company Project), 7.125%, 12/01/22
                 (Alternative Minimum Tax)

        3,360   Mercer County, Industrial Development Authority, Water                      7/10 at 100          AAA       3,547,991
                 Facilities Revenue Bonds, Series of 2000 (Consumers Pennsylvania
                 Water Company - Shenango Valley Division Project),
                 6.000%, 7/01/30 (Alternative Minimum Tax)




   Principal                                                                              Optional Call                       Market
 Amount (000)   Description                                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer (continued)

$       5,500   Northumberland County Industrial Development Authority,                    10/03 at 102          N/R   $   5,184,959
                 Exempt Facilities Revenue Bonds, 1993 Series (Roaring Creek
                 Water Company Project), 6.375%, 10/15/23 (Alternative Minimum Tax)

                City of Philadelphia, Water and Wastewater Revenue Bonds, Series 1995:
        3,000    6.750%, 8/01/05                                                           No Opt. Call          AAA       3,307,589
        2,730    6.250%, 8/01/10                                                           No Opt. Call          AAA       3,104,337

                City of Philadelphia, Water and Wastewater Revenue Bonds, Series 1993:
        1,380    5.750%, 6/15/13                                                            6/03 at 102          AAA       1,438,718
        1,385    5.500%, 6/15/14                                                            6/03 at 102          AAA       1,423,765

       10,000   City of Pittsburgh Water and Sewer Authority, Water and Sewer              No Opt. Call          AAA       2,244,399
                 System First Lien Revenue Bonds, Series B of 1998, 0.000%, 9/01/28
------------------------------------------------------------------------------------------------------------------------------------
$     357,160   Total Investments (cost $326,707,363) - 98.6%                                                            340,233,738
------------------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                       4,759,926
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 344,993,664
                --------------------------------------------------------------------------------------------------------------------



                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                      ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                         Statement of
                                   NET ASSETS December 31, 2000 (Unaudited)



                                                            New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                    Investment Quality       Premium Income  Investment Quality    Premium Income 2
                                                                  (NQJ)                (NNJ)               (NQP)               (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Assets
 Investments in municipal securities, at market value     $456,829,546         $270,629,961        $368,885,950        $340,233,738
 Cash                                                          281,617              183,428           3,165,827                 833
 Receivables:
   Interest                                                  8,034,429            4,606,167           5,632,653           5,477,588
   Investments sold                                            175,000              480,000                  --              15,000
 Other assets                                                   18,309               22,417              18,620              24,189
      Total assets                                         465,338,901          275,921,973         377,703,050         345,751,348
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for investments purchased                           1,983,340            1,400,676           6,960,023                  --
 Accrued expenses:
   Management fees                                             247,927              148,196             199,217             185,388
   Other                                                       470,735              275,361             312,628             497,515
 Preferred share dividends payable                             103,146               28,797              66,895              74,781
      Total liabilities                                      2,805,148            1,853,030           7,538,763             757,684
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                $462,533,753         $274,068,943        $370,164,287        $344,993,664
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares, at liquidation value                    $162,000,000         $ 91,600,000        $132,000,000        $118,100,000
------------------------------------------------------------------------------------------------------------------------------------

Preferred shares outstanding                                     6,480                3,664               5,280               4,724
------------------------------------------------------------------------------------------------------------------------------------

Common shares outstanding                                   20,009,983           12,012,930          16,100,358          15,747,462
------------------------------------------------------------------------------------------------------------------------------------

Netasset value per Common share outstanding (net assets
   less Preferred shares at liquidation value, divided by
   Common shares outstanding)                             $      15.02         $      15.19        $      14.79        $      14.41
------------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

               Statement of
                    OPERATIONS Six Months Ended December 31, 2000 (Unaudited)

                                                            New Jersey           New Jersey        Pennsylvania        Pennsylvania
                                                    Investment Quality       Premium Income  Investment Quality    Premium Income 2
                                                                  (NQJ)                (NNJ)               (NQP)               (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Investment Income                                          $13,757,116          $ 7,545,692         $11,466,365         $ 9,730,280
------------------------------------------------------------------------------------------------------------------------------------
Expenses
 Management fees                                             1,457,820              866,158           1,177,345           1,082,151
 Preferred shares - auction fees                               204,165              115,442             166,356             148,838
 Preferred shares - dividend disbursing agent fees              15,123               15,123              15,123              15,123
 Shareholders' servicing agent fees and expenses                 9,630                5,947              11,417               8,941
 Custodian's fees and expenses                                  45,752               30,199              50,812              48,172
 Directors'/Trustees' fees and expenses                          2,011                1,168               1,636               1,479
 Professional fees                                              11,522                7,733               9,836               8,137
 Shareholders' reports - printing and mailing expenses          33,732               14,727              29,342              24,349
 Stock exchange listing fees                                    12,602               12,230              12,560              12,230
 Investor relations expense                                     27,810               16,656              24,369              21,396
 Other expenses                                                 11,827               10,715               7,620              12,523
Total expenses before custodian fee credit                   1,831,994            1,096,098           1,506,416           1,383,339
    Custodian fee credit                                       (22,169)             (10,657)             (4,096)            (18,782)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                 1,809,825            1,085,441           1,502,320           1,364,557
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       11,947,291            6,460,251           9,964,045           8,365,723
------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
 Net realized gain (loss) from investment transactions        (378,420)            (212,940)               (171)            544,105
 Change in net unrealized appreciation (depreciation)
     of investments                                         11,821,175           11,238,630           6,615,531          14,213,233
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                   11,442,755           11,025,690           6,615,360          14,757,338
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $23,390,046          $17,485,941         $16,579,405         $23,123,061
------------------------------------------------------------------------------------------------------------------------------------


                                 See accompanying notes to financial statements.

               Statement of
                    CHANGES IN NET ASSETS (Unaudited)

                                                        New Jersey Investment Quality (NQJ)        New Jersey Premium Income (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                              12/31/00              6/30/00            12/31/00             6/30/00
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                    $ 11,947,291         $ 23,967,002       $   6,460,251        $ 12,986,995
 Net realized gain (loss) from
   investment transactions                                    (378,420)            (508,488)           (212,940)           (369,629)
 Change in net unrealized appreciation
   (depreciation) of investments                            11,821,175          (12,136,060)         11,238,630          (7,043,096)
Net increase in net assets from operations                  23,390,046           11,322,454          17,485,941           5,574,270
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From and in excess of net investment income:
   Common shareholders                                      (9,176,673)         (18,329,919)         (4,865,238)        (10,248,237)
   Preferred shareholders                                   (2,925,675)          (5,763,883)         (1,647,618)         (3,018,492)
From accumulated net realized gains from investment transactions:
   Common shareholders                                              --             (751,266)                 --                  --
   Preferred shareholders                                           --             (220,556)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders                        (12,102,348)         (25,065,624)         (6,512,856)        (13,266,729)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from Common shares
      issued to shareholders
      due to reinvestment of distributions                      435,767            1,224,251                  --             484,299
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       11,723,465          (12,518,919)         10,973,085          (7,208,160)
Net assets at the beginning of period                      450,810,288          463,329,207         263,095,858         270,304,018
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $462,533,753         $450,810,288        $274,068,943        $263,095,858
------------------------------------------------------------------------------------------------------------------------------------

Undistributed (Over-distribution of)
   net investment income
   at the end of period                                   $    487,797         $    642,854        $    194,292        $    246,897
------------------------------------------------------------------------------------------------------------------------------------





                                 See accompanying notes to financial statements.


                                                      Pennsylvania Investment Quality (NQP)     Pennsylvania Premium Income 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months Ended           Year Ended    Six Months Ended          Year Ended
                                                              12/31/00              6/30/00            12/31/00             6/30/00
------------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income                                     $ 9,964,045         $ 20,033,075         $ 8,365,723        $ 16,716,116
 Net realized gain (loss) from
   investment transactions                                        (171)            (757,155)            544,105          (3,053,064)
 Change in net unrealized appreciation
   (depreciation) of investments                             6,615,531          (12,452,732)         14,213,233          (9,308,011)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  16,579,405            6,823,188          23,123,061           4,355,041
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From and in excess of net investment income:
   Common shareholders                                      (7,340,943)         (15,781,613)         (6,177,742)        (12,716,093)
   Preferred shareholders                                   (2,755,379)          (4,693,796)         (2,376,453)         (4,243,502)
 From accumulated net realized gains from investment transactions:
   Common shareholders                                              --           (1,173,604)                 --            (236,212)
   Preferred shareholders                                           --             (288,698)                 --             (69,046)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
      distributions to shareholders                        (10,096,322)         (21,937,711)         (8,554,195)        (17,264,853)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
Net proceeds from Common shares
      issued to shareholders
      due to reinvestment of distributions                     155,869            1,171,443                  --                  --
------------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets                       6,638,952          (13,943,080)         14,568,866         (12,909,812)
Net assets at the beginning of period                      363,525,335          377,468,415         330,424,798         343,334,610
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                           $370,164,287         $363,525,335        $344,993,664        $330,424,798
------------------------------------------------------------------------------------------------------------------------------------

Undistributed (Over-distribution of)
   net investment income
   at the end of period                                     $  (239,581)        $   (107,304)         $  443,653           $ 632,125
------------------------------------------------------------------------------------------------------------------------------------



                                 See accompanying notes to financial statements.

               Notes to
                    FINANCIAL STATEMENTS (Unaudited)







1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) and Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY).

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2000, New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ) and Pennsylvania Investment Quality (NQP) had outstanding when-issued and delayed delivery purchase commitments of $1,983,340, $1,400,676 and $6,960,023, respectively. There were no such outstanding purchase commitments in Pennsylvania Premium Income 2 (NPY).

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each New Jersey Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New Jersey state income taxes, to retain such tax-exempt status when distributed to the shareholders of the New Jersey Funds. Each Pennsylvania Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal, Pennsylvania state personal income and the Philadelphia School District Investment Income taxes, to retain such tax-exempt status when distributed to shareholders of the Pennsylvania Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, were as follows:

                          New Jersey   New Jersey      Pennsylvania   Pennsylvania
                          Investment      Premium        Investment        Premium
                             Quality       Income           Quality       Income 2
                                (NQJ)        (NNJ)             (NQP)          (NPY)
-----------------------------------------------------------------------------------
Number of Shares:
   Series M                    3,200           --                --            844
   Series T                       --          624               880             --
   Series W                       --        1,440             2,400             --
   Series Th                   2,000        1,600             2,000          2,080
   Series F                    1,280           --                --          1,800
-----------------------------------------------------------------------------------

Total                          6,480        3,664             5,280          4,724
-----------------------------------------------------------------------------------

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended December 31, 2000.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

               Notes to
                    FINANCIAL STATEMENTS (Unaudited) (continued)







2. FUND SHARES
Transactions in Common shares were as follows:

                                           New Jersey                 New Jersey
                                    Investment Quality (NQJ)     Premium Income (NNJ)
                                    ------------------------  -----------------------
                                          Six         Year         Six        Year
                                      Months Ended    Ended    Months Ended   Ended
                                        12/31/00     6/30/00     12/31/00    6/30/00
---------------------------------------------------------------------------------------

Shares issued to shareholders
   due to reinvestment
   of distributions                         29,499     78,713            --      32,233
---------------------------------------------------------------------------------------



                                           Pennsylvania             Pennsylvania
                                     Investment Quality (NQP)   Premium Income 2 (NPY)
                                    -------------------------  -----------------------
                                          Six         Year         Six        Year
                                      Months Ended    Ended    Months Ended   Ended
                                        12/31/00     6/30/00     12/31/00    6/30/00
---------------------------------------------------------------------------------------

Shares issued to shareholders
   due to reinvestment of
   distributions                            10,826     75,763            --          --
---------------------------------------------------------------------------------------


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid February 1, 2001, to shareholders of record on January 15, 2001, as follows:

                         New Jersey   New Jersey  Pennsylvania  Pennsylvania
                         Investment      Premium    Investment       Premium
                            Quality       Income       Quality      Income 2
                               (NQJ)        (NNJ)         (NQP)         (NPY)
-----------------------------------------------------------------------------

Dividend per share          $ .0765      $ .0675       $ .0760       $ .0650
-----------------------------------------------------------------------------


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended December 31, 2000, were as follows:

                                      New Jersey   New Jersey  Pennsylvania  Pennsylvania
                                      Investment      Premium    Investment       Premium
                                         Quality       Income       Quality      Income 2
                                            (NQJ)        (NNJ)         (NQP)         (NPY)
------------------------------------------------------------------------------------------

Purchases:
   Long-term municipal securities    $44,508,410  $14,650,917    $8,899,869   $17,296,119
   Short-term municipal securities            --           --            --            --
Sales and maturities:
   Long-term municipal securities     47,388,873   15,091,250     5,894,477    25,654,708
   Short-term municipal securities            --    1,000,000            --            --
------------------------------------------------------------------------------------------

At December 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                      New Jersey    New Jersey  Pennsylvania  Pennsylvania
                                      Investment       Premium    Investment       Premium
                                         Quality        Income       Quality      Income 2
                                            (NQJ)         (NNJ)         (NQP)         (NPY)
-------------------------------------------------------------------------------------------

                                    $438,261,515  $257,091,692  $357,935,581  $326,707,363
-------------------------------------------------------------------------------------------

At June 30, 2000, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:



                                    New Jersey    Pennsylvania   Pennsylvania
                                       Premium      Investment        Premium
                                        Income         Quality       Income 2
                                          (NNJ)           (NQP)          (NPY)
------------------------------------------------------------------------------

Expiration year:
   2002                             $3,583,548        $     --     $       --
   2003                                129,409              --             --
   2004                                650,143              --             --
   2005                                174,583              --             --
   2006                                     --              --             --
   2007                                244,178              --             --
   2008                                 27,220         396,097      3,053,064
------------------------------------------------------------------------------
Total                               $4,809,081        $396,097     $3,053,064
------------------------------------------------------------------------------



5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at December 31, 2000, were as follows:

                                      New Jersey   New Jersey  Pennsylvania  Pennsylvania
                                      Investment      Premium    Investment       Premium
                                         Quality       Income       Quality      Income 2
                                            (NQJ)        (NNJ)         (NQP)         (NPY)
------------------------------------------------------------------------------------------

Gross unrealized:
   appreciation                      $20,329,648  $14,485,559   $16,338,673  $15,998,250
   depreciation                       (1,761,617)    (947,290)   (5,388,304)  (2,471,875)
-----------------------------------------------------------------------------------------

Net unrealized appreciation          $18,568,031  $13,538,269   $10,950,369  $13,526,375
-----------------------------------------------------------------------------------------



6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:


Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5875 of 1
--------------------------------------------------------------------------------


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

               Notes to
                    FINANCIAL STATEMENTS (Unaudited) (continued)




7. COMPOSITION OF NET ASSETS
At December 31, 2000, net assets consisted of:

                                                         New Jersey   New Jersey   Pennsylvania  Pennsylvania
                                                         Investment      Premium     Investment       Premium
                                                            Quality       Income        Quality      Income 2
                                                               (NQJ)        (NNJ)          (NQP)         (NPY)
--------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                $162,000,000  $ 91,600,000  $132,000,000  $118,100,000
Common shares, $.01 par value per share                     200,100       120,129       161,004       157,475
Paid-in surplus                                         281,656,247   173,638,122   227,688,763   215,268,132
Undistributed (Over-distribution of)
   net investment income                                    487,797       194,292      (239,581)      443,653
Accumulated net realized gain (loss) from
   investment transactions                               (1,604,555)   (5,368,910)     (758,657)   (2,501,971)
Net unrealized appreciation of investments               19,794,164    13,885,310    11,312,758    13,526,375
--------------------------------------------------------------------------------------------------------------

Net assets                                             $462,533,753  $274,068,943  $370,164,287  $344,993,664
--------------------------------------------------------------------------------------------------------------

Authorized shares:
   Common                                               200,000,000  200,000,000      Unlimited     Unlimited
   Preferred                                              1,000,000    1,000,000      Unlimited     Unlimited
--------------------------------------------------------------------------------------------------------------

               Financial
                    HIGHLIGHTS (Unaudited)

               Financial HIGHLIGHTS (Unaudited)
Selected data for a Common share outstanding throughout each period:



                                     Investment Operations                                   Less Distributions
                          ----------------------------------------      ------------------------------------------------------------

                                                                          From and        From and
                                                                         in Excess       in Excess
                                                                            of Net          of Net
                                                  Net                   Investment      Investment     Capital     Capital
                                            Realized/                    Income to       Income to    Gains to    Gains to
                 Beginning          Net    Unrealized                       Common       Preferred      Common   Preferred
                 Net Asset   Investment    Investment                       Share-           Share-     Share-       Share-
                     Value       Income    Gain (Loss)       Total         holders        holders+     holders     holders+   Total
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)             $14.45        $ .60         $ .58        $1.18          $ (.46)          $(.15)       $ --        $ --   $ (.61)
2000                 15.14         1.20          (.63)         .57            (.92)           (.29)       (.04)       (.01)   (1.26)
1999                 15.65         1.14          (.46)         .68            (.93)           (.20)       (.03)       (.01)   (1.17)
1998                 15.41         1.16           .29         1.45            (.95)           (.22)       (.03)       (.01)   (1.21)
1997                 15.05         1.18           .34         1.52            (.95)           (.21)         --          --    (1.16)
1996                 15.06         1.17          (.01)        1.16            (.94)           (.23)         --          --    (1.17)

New Jersey Premium Income (NNJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)              14.28          .54           .92         1.46            (.41)           (.14)         --          --     (.55)
2000                 14.92         1.08          (.62)         .46            (.85)           (.25)         --          --    (1.10)
1999                 15.34         1.08          (.41)         .67            (.87)           (.22)         --          --    (1.09)
1998                 14.71         1.10           .65         1.75            (.86)           (.26)         --          --    (1.12)
1997                 14.18         1.09           .51         1.60            (.84)           (.23)         --          --    (1.07)
1996                 13.97         1.08           .20         1.28            (.81)           (.26)         --          --    (1.07)

Pennsylvania Investment Quality (NQP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)              14.39          .62           .41         1.03            (.46)           (.17)         --          --     (.63)
2000                 15.33         1.25          (.83)         .42            (.98)           (.29)       (.07)       (.02)   (1.36)
1999                 15.94         1.22          (.59)         .63           (1.01)           (.21)         --          --    (1.22)
1998                 15.91         1.23           .10         1.33           (1.01)           (.23)       (.05)       (.01)   (1.30)
1997                 15.72         1.26           .22         1.48           (1.01)           (.24)       (.03)       (.01)   (1.29)
1996                 15.86         1.28          (.08)        1.20           (1.05)           (.25)       (.03)       (.01)   (1.34)

Pennsylvania Premium Income 2 (NPY)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)              13.48         .53            .94         1.47            (.39)           (.15)         --          --     (.54)
2000                 14.30         1.06          (.78)         .28            (.81)           (.27)       (.02)         --    (1.10)
1999                 14.86         1.04          (.61)         .43            (.76)           (.23)         --          --     (.99)
1998                 14.20         1.02           .67         1.69            (.77)           (.26)         --          --    (1.03)
1997                 13.57         1.04           .63         1.67            (.78)           (.26)         --          --    (1.04)
1996                 13.25         1.04           .33         1.37            (.78)           (.27)         --          --    (1.05)
------------------------------------------------------------------------------------------------------------------------------------




                                                                                    Total Returns
                                                                                ---------------------


                            Offering
                           Costs and                                                            Based
                           Preferred           Ending                           Based              on
                               Share              Net            Ending            on             Net
                        Underwriting            Asset            Market        Market           Asset
                           Discounts            Value             Value         Value**         Value**
-----------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                        $  --           $15.02          $15.8125         15.96 %          7.23%
2000                              --            14.45           14.0625         (4.94)           1.94
1999                            (.02)           15.14           15.8125         (2.33)           2.82
1998                              --            15.65           17.1250         11.38            8.12
1997                              --            15.41           16.3125         16.50            8.92
1996                              --            15.05           14.8750          8.17            6.28

New Jersey Premium Income (NNJ)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                           --            15.19           14.5000         11.58            9.33
2000                              --            14.28           13.3750         (9.95)           1.64
1999                              --            14.92           15.8125          7.17            2.87
1998                              --            15.34           15.5625         11.12           10.35
1997                              --            14.71           14.8125         20.95            9.94
1996                              --            14.18           13.0000          4.24            7.37

Pennsylvania Investment Quality (NQP)
-----------------------------------------------------------------------------------------------------
Year Ended
6/30:
2001(a)                           --            14.79           13.7500         (1.25)           6.03
2000                              --            14.39           14.3750         (7.39)            .94
1999                            (.02)           15.33           16.6875          2.56            2.50
1998                              --            15.94           17.2500          8.77            7.02
1997                              --            15.91           16.8750          9.75            8.01
1996                              --            15.72           16.3750         12.74            6.00

Pennsylvania Premium Income 2 (NPY)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                           --            14.41           12.9375          7.85            9.95
2000                              --            13.48           12.3750         (3.87)            .21
1999                              --            14.30           13.7500          7.98            1.27
1998                              --            14.86           13.4375          6.27           10.29
1997                              --            14.20           13.3750         14.82           10.61
1996                              --            13.57           12.3750          2.21            8.39
-----------------------------------------------------------------------------------------------------



                                                                             Ratios/Supplemental Data
                            -------------------------------------------------------------------------------
                                                            Before Credit
                                    -----------------------------------------------------------------

                                                         Ratio of Net                    Ratio of Net
                                             Ratio of      Investment        Ratio of      Investment
                                             Expenses       Income to        Expenses       Income to
                                           to Average         Average      to Average         Average
                              Ending       Net Assets      Net Assets           Total           Total
                                 Net       Applicable      Applicable      Net Assets      Net Assets
                              Assets        to Common       to Common       Including       Including
                                (000)          Shares++        Shares++     Preferred++     Preferred++
-----------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                     $462,534             1.24%*          8.07%*           .80%*          5.20%*
2000                         450,810             1.22            8.27             .78            5.30
1999                         463,329             1.13            7.27             .80            5.12
1998                         438,878             1.13            7.40             .79            5.20
1997                         431,622             1.14            7.70             .80            5.36
1996                         422,338             1.16            7.67             .81            5.33

New Jersey Premium Income (NNJ)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                      274,069             1.24*           7.27*            .81*           4.78*
2000                         263,096             1.24            7.61             .81            4.95
1999                         270,304             1.24            7.00             .83            4.68
1998                         274,276             1.25            7.24             .83            4.81
1997                         266,074             1.27            7.53             .83            4.91
1996                         259,708             1.32            7.53             .86            4.90

Pennsylvania Investment Quality (NQP)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                      370,164             1.28*           8.44*            .82*           5.40*
2000                         363,525             1.26            8.57             .81            5.47
1999                         377,468             1.16            7.61             .81            5.30
1998                         363,139             1.15            7.65             .80            5.34
1997                         360,749             1.17            7.96             .81            5.52
1996                         355,823             1.18            7.98             .82            5.53

Pennsylvania Premium Income 2 (NPY)
-----------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)                      344,994             1.26*           7.60*            .82*           4.93*
2000                         330,425             1.26            7.88             .81            5.06
1999                         343,335             1.24            6.93             .83            4.61
1998                         352,123             1.24            6.99             .82            4.63
1997                         341,751             1.27            7.47             .83            4.85
1996                         331,863             1.30            7.59             .84            4.90
-----------------------------------------------------------------------------------------------------


                             Ratios/Supplemental Data
----------------------------------------------------------------------------------
                                                                                        Municipal Auction Rate Cumulative
                                   After Credit***                                      Preferred Stock at End of Period
                -----------------------------------------------------                  -----------------------------------
                                  Ratio                         Ratio
                                 of Net                        of Net
                  Ratio of   Investment      Ratio of      Investment
                  Expenses    Income to      Expenses       Income to
                to Average      Average    to Average         Average                              Liquidation
                Net Assets   Net Assets         Total           Total                    Aggregate         and
                Applicable   Applicable    Net Assets      Net Assets    Portfolio          Amount      Market      Asset
                 to Common    to Common     Including       Including     Turnover     Outstanding       Value    Coverage
                    Shares++     Shares++   Preferred++     Preferred++       Rate            (000)  Per Share   Per Share
--------------------------------------------------------------------------------------------------------------------------
New Jersey Investment Quality (NQJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               1.22%*       8.08%*         .79%*          5.21%*         10%       $162,000     $25,000     $71,379
2000                  1.21         8.28           .78            5.31           11         162,000      25,000      69,569
1999                  1.13         7.27           .80            5.12            8         162,000      25,000      71,501
1998                  1.13         7.40           .79            5.20            6         130,000      25,000      84,400
1997                  1.14         7.70           .80            5.36           15         130,000      25,000      83,004
1996                  1.16         7.67           .81            5.33           16         130,000      25,000      81,219
--------------------------------------------------------------------------------------------------------------------------

New Jersey Premium Income (NNJ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               1.22*        7.29*          .81*           4.79*           6          91,600      25,000      74,800
2000                  1.23         7.63           .80            4.96           10          91,600      25,000      71,806
1999                  1.24         7.00           .83            4.68           10          91,600      25,000      73,773
1998                  1.25         7.24           .83            4.81           13          91,600      25,000      74,857
1997                  1.27         7.53           .83            4.91           18          91,600      25,000      72,618
1996                  1.32         7.53           .86            4.90           32          91,600      25,000      70,881
--------------------------------------------------------------------------------------------------------------------------

Pennsylvania Investment Quality (NQP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               1.27*        8.44*          .81*           5.40*           2         132,000      25,000      70,107
2000                  1.25         8.59           .80            5.48            8         132,000      25,000      68,849
1999                  1.16         7.61           .81            5.30           16         132,000      25,000      71,490
1998                  1.15         7.65           .80            5.34            9         110,000      25,000      82,532
1997                  1.17         7.96           .81            5.52            8         110,000      25,000      81,988
1996                  1.18         7.98           .82            5.53           12         110,000      25,000      80,869

Pennsylvania Premium Income 2 (NPY)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2001(a)               1.24*        7.62*          .81*           4.94*           5         118,100      25,000      73,030
2000                  1.25         7.89           .80            5.07           14         118,100      25,000      69,946
1999                  1.24         6.93           .82            4.62            9         118,100      25,000      72,679
1998                  1.24         6.99           .82            4.63           32         118,100      25,000      74,539
1997                  1.27         7.47           .83            4.85           29         118,100      25,000      72,344
1996                  1.30         7.59           .84            4.90           19         118,100      25,000      70,250
--------------------------------------------------------------------------------------------------------------------------



  *  Annualized.

 ** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a)  For the six months ended December 31, 2000.




                                 See accompanying notes to financial statements.

               Build Your Wealth
                         AUTOMATICALLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.





NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

               Fund
                    INFORMATION




BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.


INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the 6-month period ended December 31, 2000. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

               Serving Investors
                    FOR GENERATIONS

PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



          Invest well.
Look ahead.
                    LEAVE YOUR MARK.(SM)



LOGO: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                         FSA-2-12-00
Chicago, IL 60606 o www.nuveen.com